LOAN AGREEMENT

                                 by and between

                                 KAYE GROUP INC.

                                       and

                                   SUMMIT BANK





                                  June 24, 1998






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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


I. DEFINITIONS...............................................................  1
           1.1 Defined Terms.................................................  1


II.  LOANS ..................................................................  8
           2.1 Advances......................................................  8
           2.2 Procedure for Advances........................................  8
           2.3 Revolving Credit Note.........................................  8
           2.4 Interest Rate Under Revolving Credit Note.....................  8
           2.5 Payments Under Revolving Credit Note..........................  9
           2.6 Use of Proceeds of Advances...................................  9
           2.7 Optional Prepayments of Revolving Credit Note.................  9
           2.8 Mandatory Prepayment of Revolving Credit Note.................  9
           2.9 Acquisition Advances..........................................  9
           2.10 Procedure for Acquisition Advances...........................  9
           2.11 Acquisition Notes............................................ 10
           2.12 Interest Rate Under Acquisition Notes........................ 10
           2.13 Principal and Interest Payments Under Acquisition Notes...... 11
           2.14 Optional Prepayments of Acquisition Notes.................... 11
           2.15 Use of Proceeds of Acquisition Advances...................... 11
           2.16 Term Loan and Term Note...................................... 11
           2.17 Interest Rate Under Term Note................................ 11
           2.18 Principal and Interest Payments Under Term Note.............. 11
           2.19 Use of Proceeds of Term Loan................................. 12
           2.20 Optional Prepayments of Term Note............................ 12
           2.21 LIBOR Based Rate Loan Limitations............................ 12
           2.22 Interest Periods............................................. 12
           2.23 Conversion................................................... 12
           2.24 Alternate Interest Rate...................................... 13
           2.25 Indemnification For LIBOR Based Rate Loans................... 13
           2.26 Changes in Circumstances..................................... 13
           2.27 Additional Costs and Expenses................................ 14
           2.28 Method of Payment............................................ 15
           2.29 Business Day................................................. 15
           2.30 Charge....................................................... 16
           2.31 Bank Fees.................................................... 16
           2.32 Bank's Counsel Fees.......................................... 16


III. COLLATERAL SECURITY..................................................... 16
           3.1 Collateral Security........................................... 16

IV. REPRESENTATIONS AND WARRANTIES........................................... 17
           4.1 Controlling Shareholders; Subsidiaries........................ 17
           4.2 Organization; Power; Qualification............................ 17
           4.3 Authorization of Agreement.................................... 17
           4.4 No Legal Bar.................................................. 17
           4.5 Consent....................................................... 17
           4.6 Compliance With Law........................................... 18
           4.7 Title to Properties and Assets; Liens......................... 18
           4.8 No Default.................................................... 18
           4.9 No Litigation................................................. 18
           4.10 No Burdensome Restrictions................................... 18
           4.11 Tax Returns and Payments..................................... 19
           4.12 Financial Statements......................................... 19
           4.13 No Adverse Changes........................................... 19
           4.14 ERISA ....................................................... 19
           4.15 Federal Reserve Regulations.................................. 20
           4.16 Solvency..................................................... 20
           4.17 Accuracy and Completeness of Information..................... 20
           4.18 Permits...................................................... 21
           4.19 Year 2000 Compliance......................................... 21


V. COVENANTS................................................................. 21
           5.1 Preservation of Existence..................................... 21
           5.2 Nature of Business............................................ 21
           5.3 Compliance with Laws.......................................... 22
           5.4 Maintenance of Properties..................................... 22
           5.5 Accounting Methods............................................ 22
           5.6 Payment of Taxes and Claims................................... 22
           5.7 Visits and Inspections; Field Examinations.................... 22
           5.8 Information Covenants......................................... 23
                      (i) Annual Financial Statements........................ 23
                      (ii) Annual SAP Financial Statements................... 23
                      (iii) Quarterly SAP Statements......................... 24
                      (iv) SEC Filings....................................... 24
                      (v) Adequacy of Reserves............................... 24
                      (vi) Certificate....................................... 24
                      (vii) Copies of Other Reports.......................... 24
                      (viii) Notice of Litigation and Other Matters.......... 25
                      (ix) ERISA ............................................ 25
           5.9 Accuracy and Completeness of Information...................... 25
           5.10 Insurance.................................................... 26
           5.11 Indebtedness................................................. 26
           5.12 Liens ....................................................... 26
           5.13 Sale of Assets; Merger; Acquisitions......................... 26
           5.14 Guarantees................................................... 26

           5.15 Issuance of Stock............................................ 26
           5.16 [Intentionally Omitted]...................................... 27
           5.17 Financial Covenants.......................................... 27
           5.18 OLRI Rating.................................................. 27
           5.19 New Subsidiaries............................................. 27
           5.20 Out-of-Debt Period........................................... 28
           5.21 Further Documentation........................................ 28
           5.22 Bank's Appointment as Attorney-in-Fact....................... 28
           5.23 Performance by Bank of Borrower's Obligations................ 29
           5.24 Year 2000 Compliance......................................... 29


VI. CONDITIONS PRECEDENT..................................................... 29
           6.1 Initial Conditions Precedent.................................. 29
           6.2 Conditions Precedent to Additional
               Advances and Acquisition Advances............................. 30


VII. EVENTS OF DEFAULT....................................................... 31


VIII. REMEDIES............................................................... 33


IX. INDEMNIFICATION.......................................................... 34
           9.1 Indemnification............................................... 34


X. MISCELLANEOUS............................................................. 35
           10.1 Notice....................................................... 35
           10.2 No Waiver; Cumulative Remedies............................... 36
           10.3 Survival of Agreements....................................... 36
           10.4 Amendment.................................................... 36
           10.5 Successors and Assigns....................................... 36
           10.6 Severability................................................. 36
           10.7 Counterparts................................................. 36
           10.8 Governing Law; No Third Party Rights......................... 36
           10.9 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION................ 37

     THIS LOAN AGREEMENT is dated June 24, 1998 and is by and between KAYE GROUP INC., a Delaware corporation having its principal executive offices located at 122 East 42nd Street, New York, New York 10168 (the "Borrower") and SUMMIT BANK, a banking institution of the State of New Jersey having an office located at 250 Moore Street, Hackensack, New Jersey 07601 (the "Bank").

                                    RECITALS

     A. The Borrower has requested that the Bank make certain loans and extend certain credit to the Borrower.

     B. The Bank has agreed to make such loans and extend such credit, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the following words and terms shall have the following meanings:

     "Acquisition" shall mean the purchase by the Borrower or one of its Subsidiaries of (i) all or substantially all of the capital stock, partnership interests or other beneficial ownership interests of any corporation,
partnership,   limited  liability  company  or  other  entity  or  (ii)  all  or substantially all of the assets of any such corporation, partnership, limited liability company or other entity.

     "Acquisition Advance Request" shall have the meaning ascribed to such term in Section 2.10 hereof.

     "Acquisition Advances" shall mean advances by the Bank to the Borrower, all of the proceeds of which are used to finance one or more Acquisitions.

     "Acquisition Notes" shall have the meaning ascribed to such term in Section
2.11 hereof.

     "Advance  Request" shall have the meaning  ascribed to such term in Section
2.2 hereof.

     "Advances" shall have the meaning ascribed to such term in Section 2.1 hereof.

     "Affiliate" shall mean as to any specified Person:

     (a)  any  Person  that   directly  or   indirectly   through  one  or  more
intermediaries controls or is controlled by or is under common control with the specified Person;

     (b) any Person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified Person, or of or in which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity;

     (c) any Person that, directly or indirectly, is the beneficial owner of 20% or more of any class of equity securities of the specified Person or is the beneficial owner of an interest of 20% or more in the capital profit of the specified Person;

     (d) any Person of which the specified Person is directly or indirectly the beneficial owner of any amount of any class of equity securities or any Person of which the specified Person is the beneficial owner of any interest in the capital and profits; or

     (e) any member of the immediate family of the specified Person.

     "Agreement" shall mean this Loan Agreement, together with any and all exhibits, schedules, amendments or supplements hereto.

     "Applicable Amortization Period" shall have the meaning ascribed to such term in Section 2.10 hereof.

     "Applicable Interest Rate" shall mean either the LIBOR Based Rate or the Base Rate.

     "Bank" shall mean Summit Bank, a banking institution of the State of New Jersey, and its successors and assigns.

     "Bank Costs" shall mean all taxes and insurance premiums of every kind and nature of the Borrower paid by the Bank; all filing, recording, publication, and search fees incurred in connection with and relating to the Borrower paid by the Bank; all out-of-pocket costs incurred and sums expended by the Bank, with or without suit, to correct any default, to make advances of principal and interest or payments to prior secured parties, to enforce any right or remedy of the Bank, or in connection with any other provision of any Loan Document, including without limitation, any out-of-pocket costs incurred by the Bank with respect to any other lender in connection with the Loan Documents and the transactions contemplated thereby; all out-of-pocket costs incurred and sums expended in gaining possession of, inspection of, maintaining, handling, selling, preparing for sale, and advertising to sell the Collateral, whether or not a sale is consummated; out-of-pocket costs of suit incurred by the Bank in enforcing or defending this Agreement or any other Loan Document or any portion thereof; all out-of-pocket costs and expenses including reasonable attorneys' fees and expenses incurred by the Bank in preparing, reviewing, enforcing, amending, modifying, extending administering, defending or otherwise concerning this Agreement or any other Loan Document or any portion hereof or thereof; and whether or not suit is brought, all out-of-pocket costs of arbitration and insolvency proceedings.

     "Base Rate" shall mean the rate of interest announced from time to time by the Bank as its "base rate" or "base lending rate". This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

     "Base Rate Loans" shall collectively mean that portion of the Credit Facility bearing interest at the Base Rate.

     "Borrower" shall mean Kaye Group Inc., a Delaware corporation, and its successors and assigns.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which state or federally chartered banks in the State of New Jersey are authorized to close.

     "Collateral" shall have the meaning ascribed to such term in Section 3.1 hereof.

     "Consolidated GAAP Net Worth" means the sum of (a) the capital stock and additional paid-in capital of the Borrower and its Subsidiaries on a consolidated basis, plus (without duplication) (b) the amount of retained earnings (or, in the case of a deficit, minus the deficit), minus (c) treasury stock, plus or minus (d) any other account which is customarily added or deducted in determining stockholders' equity, all of which shall be determined on a consolidated basis in accordance with GAAP, provided that unrealized gains or losses in respect of publicly traded debt and equity securities (as otherwise required by the Statement of Financial Accounting Standards No. 115) shall be excluded in determining Consolidated GAAP Net Worth.

     "Consolidated Net Income" shall mean, for any period, the consolidated net income of the Borrower and its Subsidiaries determined in accordance with GAAP.

     "Credit Facility" shall mean, collectively, the Revolving Loan, the Acquisition Advances and the Term Loan.

     "Debt Service Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated Net Income, plus depreciation and amortization, plus historical interest expense, minus dividends and distributions, to the current portion of the Borrower's Indebtedness (but excluding the outstanding Advances under the Revolving Loan) plus the Borrower's interest expense.

     "Default" shall mean any of the events specified in Article VII hereof which, with the passage of time or giving of notice or both, would constitute an Event of Default.

     "Event of Default" shall mean any of the events specified in Article VII hereof, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "Existing Guarantors" shall collectively mean Kaye Insurance Associates, Inc., Kaye Corporation of Connecticut, Kaye Administrators Corp., Kaye Services Corp., Kaye-Western Insurance & Risk Services, Inc. and Program Brokerage Corporation, each of which is a wholly owned subsidiary of the Borrower.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

     "Guarantors" shall collectively mean (i) the Existing Guarantors and (ii) any other Affiliate or Subsidiary of the Borrower which executes and delivers to the Bank a guaranty agreement in form and substance satisfactory to the Bank, pursuant to which such Affiliate or Subsidiary unconditionally guarantees all of the Borrower's obligations hereunder.

     "Guaranty Agreement" shall mean the guaranty agreement of even date herewith executed and delivered by each of the Existing Guarantors in favor of the Bank, together with all modifications thereto, extensions thereof and substitutions therefor.

     "Indebtedness" shall mean (i) all items (other than capital stock, capital surplus and retained earnings) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined and (ii) whether or not so reflected, all indebtedness, contingent or otherwise and whether unsecured or secured by any Lien, and all capitalized lease obligations.

     "Insurance Subsidiary" shall mean OLRI, Old Lyme Insurance Company, Ltd., and any other insurance company Subsidiary hereafter acquired or created by the Borrower.

     "Interest Payment Date" shall mean (i) with respect to any Base Rate Loan, the fifth day of each calendar month, and (ii) with respect to any LIBOR Based Rate Loan, the last day of the Interest Period applicable thereto.

     "Interest  Period" shall have the meaning  ascribed to such term in Section
2.22 hereof.

     "LIBOR Based Rate" shall mean the LIBOR Rate plus 175 basis points.

     "LIBOR Based Rate Loans" shall collectively mean that portion of the Credit Facility bearing interest at the LIBOR Based Rate.

     "LIBOR Rate" shall mean the rate of interest for deposits in U.S. Dollars for a maturity equal to the Interest Period therefor which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period. If such rate does not appear on Telerate Page 3750, the rate utilized shall be the rate which appears, or if two or more such rates appear, the average (rounded upward, if necessary, to the next 1/16 of 1%) of the rates which appear, on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the date that is two Business Days prior to the commencement of such Interest Period.

     "Lien" shall mean any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

     "Loan Documents" shall collectively mean this Agreement, the Notes, the Guaranty Agreement, the Pledge and Security Agreement and all other agreements, documents, financing statements, instruments and certificates executed and delivered to the Bank in connection herewith or therewith, together with all modifications to, extensions of and substitutions for the foregoing.

     "Maximum Amount" shall mean $4,500,000.

     "Net Premiums Written" for any period means the net premiums that appear, or should appear, on the SAP Financial Statements of an Insurance Subsidiary.

     "Notes" shall collectively mean the Revolving Note, the Term Note and the Acquisition Notes, together with all modifications thereto, extensions thereof and substitutions therefor.

     "Notice of Conversion/Continuation" shall have the meaning ascribed to such term in Section 2.23 hereof.

     "Obligations" shall mean all loans, advances, extensions of credit, letter of credit fees, debts, liabilities, obligations, payments, guarantees, covenants and duties owing by the Borrower to the Bank, of any kind and description, direct or indirect (including any participation or interest of the Bank in any obligation of the Borrower to any other Person), voluntary or involuntary, absolute or contingent, due or to become due, now existing or hereafter incurred or created, whether or not related to or of the same class as the loans described herein, and further including all Bank Costs, audit fees and commitment fees.

     "OLRI" shall mean Old Lyme Insurance Company of Rhode Island, Inc., a wholly owned Subsidiary of the Borrower, and its successors and assigns.

     "Permits" shall have the meaning ascribed to such term in Section 4.19 hereof.

     "Permitted Acquisition" shall mean an Acquisition of an insurance brokerage firm in which the total consideration being paid by the Borrower or its Subsidiary (including without limitation purchase price, non-competition payments and the amount of debt assumed) does not exceed 15% of the Borrower's Consolidated GAAP Net Worth as reflected on the most recent fiscal year-end financial statement or Form 10-Q report delivered by the Borrower to the Bank.

     "Permitted Indebtedness" shall mean:

     (i) Indebtedness owing to the Bank;

     (ii) Indebtedness incurred in favor of trade creditors and in the ordinary course of business and not more than 90 days overdue (unless a longer period is consistent with accepted trade practice, provided that such longer period shall not exceed 120 days or unless being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, but only as long as foreclosure, distraint, sale or other similar proceedings shall not have been commenced and such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been provided therefor);

     (iii) Indebtedness in respect of taxes, assessments, governmental charges, worker's compensation, levies and claims for labor, materials, supplies and rentals to the extent otherwise permitted under this Agreement to remain unpaid and undischarged; and

     (iv)  Indebtedness  existing  on the date  hereof  and fully  described  on
Schedule I attached hereto.

     "Permitted Liens" shall mean:

     (i) any Lien in favor of the Bank;

     (ii) Liens that exist on the date hereof and are set forth on Schedule II attached hereto;

     (iii) Liens for taxes, assessments or governmental charges or levies not yet due or which are delinquent and which are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted for which reserves have been established in accordance with GAAP with respect thereto and as to which foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

     (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue or which are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted for which reserves have been established in accordance with GAAP with respect thereto and as to which foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

     (v) pledges or deposits in connection with workers' compensation,  workers'
compensation  insurance,   unemployment  insurance  and  other  social  security
legislation;

     (vi) deposits to secure the performance of bids, trade contracts (other than for borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and

     (vii) Liens created by or existing from any litigation or legal proceeding; provided that the execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings, adequate book reserves have been established in accordance with GAAP with respect thereto and no Default or Event of Default arises or is created as a result thereof.

     "Person" shall mean any individual, corporation, partnership, association, limited liability company, joint stock company, trust, unincorporated organization, joint venture, court or government or political subdivision or agency thereof.

     "Plans" shall have the meaning ascribed to such term in Section 4.14(b) hereof.

     "Pledge and Security Agreement" shall mean the pledge and security agreement of even date herewith from the Borrower in favor of the Bank, together with all modifications thereto, extensions thereof and substitutions therefor, pursuant to which the Borrower has pledged, assigned and transferred to the Bank all of the Borrower's right, title and interest in and to the capital stock of OLRI, Old Lyme Insurance Company, Ltd. and Claims Administration Corporation, all on the terms and conditions set forth therein.

     "Revolving  Loan" shall have the  meaning  ascribed to such term in Section
2.3 hereof.

     "Revolving  Note" shall have the  meaning  ascribed to such term in Section
2.3 hereof.

     "Revolving Loan Termination Date" shall mean July 31, 1999.

     "SAP" means the statutory  accounting  practices permitted or prescribed by
the  insurance   regulatory  authority  having  authority  over  each  Insurance
Subsidiary.

     "SAP Financial Statements" means the financial statements of each Insurance Subsidiary, which have been submitted or are required to be submitted to the insurance regulatory authority having authority over each Insurance Subsidiary.

     "Statutory Net Income" for any period means the net income that appears, or should appear, on the SAP Financial Statements of an Insurance Subsidiary.

     "Statutory Surplus" for any period means the surplus that appears, or should appear, on the SAP Financial Statements of an Insurance Subsidiary.

     "Subsidiary" with respect to any Person means any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership or joint venture, in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the (i) Borrower or (ii) a Subsidiary of the Borrower.

     "Term Loan" shall have the meaning ascribed to such term in Section 2.16 hereof.

     "Term Loan Maturity Date" shall mean June 24, 2002.

     "Term Note" shall have the meaning ascribed to such term in Section 2.16 hereof.

     1.2 The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

     1.3 As used in this Agreement or in any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms which are not otherwise defined shall have the meanings given to them under GAAP.

     II. LOANS

     A. Revolving Loan.

     2.1 Advances. From time to time, during the period from the date hereof until the Revolving Loan Termination Date, in the manner hereinafter set forth, the Borrower may borrow from the Bank and, upon request of the Borrower and upon the terms and conditions contained herein, the Bank shall lend to the Borrower a sum or sums (the "Advances") which, when added to the aggregate principal amount of all other Advances and Acquisition Advances then outstanding, shall not exceed in the aggregate at any time the Maximum Amount. It is understood and agreed that the term "Advances" shall not be deemed to include any Acquisition Advances made hereunder.

     2.2 Procedure for Advances. Subject to the terms and conditions set forth herein, the Borrower may borrow, pay or prepay and reborrow from the Bank under this Revolving Loan. Each Advance shall be made upon prior written or telephonic (followed by written) notice from the Borrower to the Bank (an "Advance Request") specifying (i) the proposed date of such borrowing, (ii) the principal amount thereof, (iii) the Applicable Interest Rate and (iv) if the Advance will be a LIBOR Based Rate Loan, the applicable Interest Period. Each Advance Request shall be received by the Bank not later than 12:00 p.m. (A) at least three Business Days prior to the requested date of the Advance in the case of a LIBOR Based Rate Loan or (B) on the same Business Day of the requested date of the Advance in the case of a Base Rate Loan. On the date of each such Advance, upon fulfillment of the conditions precedent set forth herein, the Bank shall make available to the Borrower the amount of such Advance by transferring such funds to the account maintained at the Bank's principal office located at the address set forth on the first page of this Agreement or in accordance with written instructions provided by the Borrower and reasonably acceptable to the Bank.

     2.3 Revolving Note. The indebtedness of the Borrower to the Bank with respect to the Advances made from time to time hereunder (the "Revolving Loan") shall be evidenced by a revolving note made payable to the order of the Bank, dated the date hereof, signed by the Borrower and delivered to the Bank (such revolving credit note, together with all modifications thereto, extensions thereof and substitutions therefor, is herein referred to as the "Revolving Note").

     2.4 Interest Rate Under Revolving Note. Except as provided in Sections 2.24 and 2.26 hereof, (a) the outstanding daily principal balance of the Revolving Note representing LIBOR Based Rate Loans shall bear interest for the Interest Periods applicable thereto at a rate per annum equal to the LIBOR Based Rate, and (b) the outstanding daily principal balance of the Revolving Note representing Base Rate Loans shall bear interest at a fluctuating rate per annum equal to the Base Rate. Notwithstanding the foregoing, upon the occurrence of an Event of Default, the entire principal amount outstanding under the Revolving Note shall bear such higher rate as provided in the Revolving Note. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The rate of interest on that portion of the outstanding principal amount of the Revolving Note representing Base Rate Loans shall be adjusted automatically as of the opening of business on each day on which any change in the Base Rate is announced by the Bank at its principal office.

     2.5 Payments Under Revolving Note.

     (a) Interest under the Revolving Note shall be payable on each Interest Payment Date applicable to the Base Rate Loans and LIBOR Based Rate Loans outstanding thereunder.

     (b) Subject to the Bank's right of acceleration upon the occurrence of an Event of Default, all principal, interest and other amounts outstanding under the Revolving Note shall be immediately due and payable on the Revolving Loan Termination Date, without any requirement of notice or otherwise.

     2.6 Use of Proceeds of Advances. Proceeds of the Advances have been or shall be utilized by the Borrower for general corporate purposes.

     2.7 Optional Prepayments of Revolving Note. Subject to Section 2.25 hereof, the Borrower shall have the right to prepay, in whole or in part and without premium or penalty, the Revolving Note at any time and from time to time.

     2.8 Mandatory Prepayment of Revolving Note. If at any time and for whatever reason the aggregate outstanding principal amount of Advances hereunder, when added to the aggregate original principal amount of all Acquisition Advances made hereunder, exceeds the Maximum Amount, such excess, together with accrued interest thereon, shall be due and payable by the Borrower immediately upon demand by the Bank.

     B. Acquisition Advances.

     2.9 Acquisition Advances. From time to time, during the period from the date hereof until the Revolving Loan Termination Date, in the manner hereinafter set forth, the Borrower may borrow from the Bank and, upon request of the Borrower and upon the terms and conditions contained herein, the Bank shall lend a sum or sums (the "Acquisition Advances") which, when added to the aggregate principal amount of all Advances then outstanding and the aggregate original principal amount of all other Acquisition Advances made hereunder, shall not exceed in the aggregate at any time the Maximum Amount.

     2.10 Procedure for Acquisition Advances. Subject to the terms and conditions set forth herein, the Borrower may borrow from, and pay or prepay to, the Bank Acquisition Advances. The Borrower shall give the Bank at least ten Business Days' prior written notice of any requested

Acquisition Advance (an "Acquisition Advance Request"). Each Acquisition Advance Request shall specify (a) the proposed date of such borrowing, (b) the principal amount thereof, (c) the Applicable Interest Rate, (d) if the Acquisition Advance will be a LIBOR Based Rate Loan, the applicable Interest Period, (e) the period, which shall not be more than five years, over which the Acquisition Note shall be repaid (the "Applicable Amortization Period") and (f) the salient terms of the Acquisition, including without limitation a description of the Acquisition, the purchase price and all other consideration being paid to or received by the seller(s), the identity of the seller(s) and the nature of the transaction (i.e., a stock purchase or an asset purchase). Concurrently with providing the Acquisition Advance Request (or as soon thereafter as the Acquisition agreement has been executed and delivered), the Borrower shall provide the Bank with a copy of the fully executed Acquisition agreement certified by the Borrower to be true and accurate. Notwithstanding anything to the contrary contained herein, however, the Bank shall have no obligation to fund any requested Acquisition Advance with respect to any Acquisition unless (i) such Acquisition is a Permitted Acquisition or (ii) the Bank has granted its prior written approval of such Acquisition pursuant to Section 5.13 hereof. Upon the satisfaction of the conditions precedent set forth herein, the Bank shall make available to the Borrower the amount of each Acquisition Advance by transferring such funds to the account maintained at the Bank's principal office located at the address set forth on the first page of this Agreement or in accordance with written instructions provided by the Borrower and reasonably acceptable to the Bank.

     2.11 Acquisition Notes. The indebtedness of the Borrower to the Bank with respect to each Acquisition Advance made from time to time hereunder shall be evidenced by an acquisition note made payable to the Bank, dated the date of such Acquisition Advance, signed by the Borrower and delivered to the Bank substantially in the form of Exhibit A hereto (such acquisition notes, together with all modifications thereto, extensions thereof and substitutions therefor, are collectively referred to as the "Acquisition Notes"). Upon receipt of each Acquisition Advance Request, and based upon the information contained therein, the Bank or its counsel shall prepare, and forward to the Borrower for execution and delivery on or before the date of the Acquisition Advance, an Acquisition Note.

     2.12 Interest Rate Under Acquisition Notes.

     (a) Except as provided in Sections 2.24 and 2.26 hereof, (i) the outstanding daily principal balance of any Acquisition Note representing LIBOR Based Rate Loans shall bear interest for the Interest Periods applicable thereto at a rate per annum equal to the LIBOR Based Rate, and (ii) the outstanding daily principal balance of any Acquisition Note representing Base Rate Loans shall bear interest at a fluctuating rate per annum equal to the Base Rate. Notwithstanding the foregoing, upon the occurrence of an Event of Default, all principal amounts outstanding under each Acquisition Note shall bear such higher rate as provided in such Acquisition Note. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The rate of interest on that portion of the outstanding principal amount of any Acquisition Note representing Base Rate Loans shall be adjusted automatically as of the opening of business on each day on which any change in the Base Rate is announced by the Bank at its principal office.

     2.13 Principal and Interest Payments Under Acquisition Notes.

     (a) Each Acquisition Note shall be payable in consecutive equal monthly installments of principal on the fifth day of each calendar month, each such installment in the amount required to amortize such Acquisition Note fully over the Applicable Amortization Period. In addition, all accrued interest on such Acquisition Note shall be paid on each Interest Payment Date applicable thereto.

     (b) The principal amortization of each Acquisition Note shall commence no later than 90 days after the date of the making of the Acquisition Advance evidenced by such Acquisition Note. If not sooner paid, the entire principal balance of each Acquisition Note, together with all accrued interest and other amounts owing thereunder, shall be due and payable on the expiration of the Applicable Amortization Period applicable to such Acquisition Note.

     2.14 Optional Prepayments of Acquisition Notes. Subject to Section 2.25 hereof, the Borrower shall have the right to prepay, in whole or in part and without premium or penalty, any Acquisition Notes at any time and from time to time. Each prepayment of principal shall be accompanied by payment of accrued interest on the amount being prepaid through the date of prepayment, and each partial prepayment of an Acquisition Note shall be applied by the Bank to payments due under each Acquisition Note in their inverse order of maturity.

     2.15 Use of Proceeds of Acquisition Advances. Proceeds of the Acquisition Advances shall be used by the Borrower to finance one or more Acquisitions.

     C. Term Loan.

     2.16 Term Loan and Term Note. The Borrower hereby borrows from the Bank, and the Bank hereby loans to the Borrower, the principal sum of $5,000,000 (the "Term Loan"). The Term Loan shall be evidenced by a term note made payable to the order of the Bank, dated the date hereof, signed by the Borrower and delivered to the Bank (such term note, together with all modifications thereto, extension thereof and substitutions therefor, is herein referred to as the "Term Note").

     2.17 Interest Rate Under Term Note. The Term Note shall bear interest from the date thereof on the outstanding daily principal amount thereof at a fixed rate per annum equal to 7.8% or, upon the occurrence of an Event of Default, such higher rate as provided in the Term Note. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     2.18 Principal and Interest Payments Under Term Note. Subject to the Bank's right of acceleration upon the occurrence of an Event of Default, the outstanding principal balance of the Term Note shall be payable in equal consecutive quarterly installments of principal and interest, each in the amount of $366,793.68 commencing on September 24, 1998 and continuing on the 24th day of each and every December, March, June and September thereafter through and including June 24, 2002. In any event, if not sooner paid, the entire unpaid principal balance of, together with all accrued interest and other amounts owing under, the Term Note shall be due and payable on the Term Loan Maturity Date.

     2.19 Use of Proceeds of Term Loan. The proceeds of the Term Loan shall be used by the Borrower to repay the Borrower's existing debt with Fleet Bank.

     2.20 Optional Prepayments of Term Note. Subject to Section 2.25 hereof, the Borrower shall have the right to prepay, in whole or in part and without premium or penalty, the Term Note at any time and from time to time. Each prepayment of principal shall be accompanied by payment of accrued interest on the amount being prepaid through the date of prepayment, and each partial prepayment shall be applied by the Bank to payments due under the Term Note in their inverse order of maturity.

     D. General Provisions.

     2.21 LIBOR Based Rate Loan Limitations. Notwithstanding anything contained herein to the contrary, (a) each LIBOR Based Rate Loan shall be in the minimum amount of $100,000 or integral multiples of $10,000 in excess thereof and (b) at no time shall there be more than ten different LIBOR Based Rate Loans outstanding under the Credit Facility.

     2.22 Interest Periods. As used herein, "Interest Period" shall mean either 30, 60 or 90 days, as designated by the Borrower in the Advance Request, Acquisition Advance Request or Notice of Conversion/Continuation, with respect to each LIBOR Based Rate Loan; provided, however, that (i) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day subject to clause (iii) below; (ii) interest shall accrue from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires; (iii) with respect to any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of a calendar month and (iv) no Interest Period shall extend beyond (A) in the case of Advances, the Revolving Loan Termination Date, (B) in the case of Acquisition Advances, the maturity date of the Acquisition Note under which such LIBOR Based Rate is payable and (C) in the case of the Term Loan, the Term Loan Maturity Date.

     2.23 Conversion. Subject to the provisions of Sections 2.21, 2.24 and 2.26 hereof, the Borrower shall have the option (a) to convert at any time, so long as no Event of Default exists, all or any part of its Base Rate Loans to LIBOR Based Rate Loans or (b) upon the expiration of any Interest Period applicable to a LIBOR Based Rate Loan, to continue all or any portion thereof as a LIBOR Based Rate Loan or to convert all or any portion thereof to a Base Rate Loan. In order to effect any of the foregoing, the Borrower shall deliver a notice of conversion/continuation (the "Notice of Conversion/Continuation") to the Bank not later than 12:00 p.m. New York City time (i) at least three Business Days prior to the requested conversion/continuation date with respect to the conversion to or continuation of a LIBOR Based Rate Loan or (ii) on the same Business Day of the proposed conversion in the case of a conversion of a LIBOR Based Rate Loan to a Base Rate Loan. A Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the proposed conversion/continuation date, which shall be a Business Day, (ii) the amount of the Advance, Acquisition Advance or Term Loan which is to be converted or continued, (iii) the nature of the proposed conversion or continuation and
(iv) in the case of a conversion to, or a continuation of, a LIBOR Based Rate Loan, the requested Interest Period. In the event the Bank does not receive a Notice of Conversion/Continuation in accordance with the provisions hereof with respect to a LIBOR Based Rate Loan, upon the expiration of the Interest Period applicable thereto, the same shall automatically be converted to a Base Rate Loan.

     2.24 Alternate Interest Rate. If within one Business Day of any date that the Borrower requests a LIBOR Based Rate Loan, the Bank shall determine in its sole discretion, reasonably exercised, that it is unable to quote the requested LIBOR Based Rate, or that the Bank is unable, or that it is otherwise impossible, to fund the requested LIBOR Based Rate Loan for the Interest Period requested, the Bank shall promptly notify the Borrower of such determination and no LIBOR Based Rate Loan shall be made by the Bank on the borrowing date and/or no Base Rate Loan shall be converted to a LIBOR Based Rate Loan, as applicable. Upon receipt of such notification, the Borrower may withdraw any outstanding request for a LIBOR Based Rate Loan by giving written notice of withdrawal to the Bank prior to such borrowing date. Unless withdrawn in accordance with this
Section 2.24, any outstanding request for such LIBOR Based Rate Loan shall be deemed to be a request for a Base Rate Loan in equal principal amount, and such Base Rate Loan shall be made on such borrowing date.

     2.25  Indemnification  For LIBOR  Based Rate  Loans.  Except as provided in
Section 2.24 hereof, each request for a LIBOR Based Rate Loan shall be irrevocable and binding upon the Borrower. The Borrower hereby agrees to indemnify the Bank, upon demand by the Bank at any time, against any and all actual losses (including any actual loss of profit), costs or expenses which the Bank may at any time or from time to time sustain or incur as a consequence of:
(a) any breach by the Borrower of its obligation to borrow on the borrowing date specified in any request for a LIBOR Based Rate Loan, (b) any failure by the Borrower to pay punctually on the due date thereof, any amount payable by the Borrower to the Bank on LIBOR Based Rate Loans, (c) the acceleration of the time of payment of any of the Borrower's obligations in respect of LIBOR Based Rate Loans in accordance with Article VIII hereof, (d) the repayment or prepayment of the principal of any of the LIBOR Based Rate Loans on a date other than the end of the applicable Interest Period or (e) the conversion of a LIBOR Based Rate Loan to a Base Rate Loan on a date other than the end of the applicable Interest Period. Such losses, costs or expenses shall include, without limitation, (i) any costs incurred by the Bank in carrying funds which were to have been borrowed by the Borrower or in carrying funds to cover any overdue principal, overdue interest or any other overdue sums payable by the Borrower to the Bank in respect of LIBOR Based Rate Loans, (ii) any interest payable by the Bank to the lenders of the funds referred to in the immediately preceding clause (i), and (iii) any actual losses (including any actual loss of profit) incurred or sustained by the Bank in liquidating or re-employing funds acquired from third parties to make any of the LIBOR Based Rate Loans or to fund or maintain all or any part of the principal of any of the LIBOR Based Rate Loans.

     2.26 Changes in Circumstances. If at any time the Bank shall reasonably determine that:

     (a) the Bank is unable to obtain funds in the principal amount specified in any request for a LIBOR Based Rate Loan for periods equal to the specified Interest Period;

     (b) the LIBOR Based Rate does not or will not accurately reflect the cost to the Bank of obtaining or maintaining any LIBOR Based Rate Loan during any Interest Period despite the Borrower's compliance with its obligations under
Section 2.27 hereof; or

     (c) any change in applicable law or regulation (or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof) has made or will make it unlawful for the Bank to make or maintain any LIBOR Based Rate Loan or to comply with any of the Bank's obligations in respect of any LIBOR Based Rate Loan;

then, in each case, the Bank may promptly give notice of such determination and the reasons therefor to the Borrower. Upon such notification, the Bank's obligations to make LIBOR Based Rate Loans shall be suspended until the Bank determines that the circumstances described in subparagraphs (a), (b) and (c) of this Section 2.26 have ceased to exist. Following the Bank's notice under subparagraphs (b) or (c) of this Section 2.26, all outstanding LIBOR Based Rate Loans shall be converted to Base Rate Loans at the end of the applicable Interest Period; provided, however, that if it shall be unlawful for the conversion of such LIBOR Based Rate Loans to Base Rate Loans to be effective as of the end of the applicable Interest Period, such conversion shall be deemed to occur as of the date of such notice by the Bank.

     2.27 Additional Costs and Expenses. The Borrower recognizes that the cost to the Bank of making or maintaining LIBOR Based Rate Loans or any portion thereof may fluctuate, and the Borrower agrees to pay to the Bank, within ten Business Days after written demand, an additional amount or amounts as the Bank shall reasonably determine will compensate the Bank for additional costs incurred by the Bank in maintaining LIBOR Based Rate Loans or any portion thereof as a result of:

     (a) the imposition after the date of any LIBOR Based Rate Loan of, or changes after the date of any LIBOR Based Rate Loan in, the reserve requirements promulgated by the Board of Governors of the Federal Reserve System of the United States, including, but not limited to, any reserve on Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States) at the ratios provided in such Regulation from time to time, it being agreed that the portion or portions of the Credit Facility bearing interest at LIBOR Based Rates shall be deemed to constitute Eurocurrency Liabilities, as defined by such Regulation, and it being further agreed that such Eurocurrency Liabilities shall be deemed to be subject to such reserve requirements without benefit of, or credit for, prorations, exceptions or offsets that may be available to the Bank or from time to time under such regulations and irrespective of whether the Bank actually maintains all or any portion of the reserve;

     (b) any change, after the date of any LIBOR Based Rate Loan, in any applicable laws, rules or regulations or in the interpretation or administration thereof by any domestic or foreign governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) or by any domestic or foreign court changing the basis of taxation of payments to the Bank of the principal of or interest on any LIBOR Based Rate Loan or any other payments made hereunder (other than taxes imposed on all or any portion of the overall net income of the Bank), or imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by the Bank, or imposing on the Bank or on the London Interbank market any other condition affecting this Agreement or the portion or portions of the Credit Facility bearing interest at LIBOR Based Rates so as to increase the cost to the Bank of making or maintaining LIBOR Based Rate Loans or to reduce the amount of any sum received or receivable by the Bank under the Credit Facility (whether of principal, interest or otherwise); or

     (c) if after the date of any LIBOR Based Rate Loan, the Bank shall have determined that the applicability of any law, rule, regulation or guideline adopted or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any domestic or foreign governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of the Bank's obligations with respect to the Advances, the Acquisition Advances or the Term Loan, or under the Notes or this Agreement, to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy).

     Any amount or amounts payable by the Borrower to the Bank in accordance with the provisions of this Section shall be paid within ten (10) Business Days of receipt by the Borrower from the Bank of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon the Borrower absent manifest error. Failure on the part of the Bank to demand compensation for any increased costs in any Interest Period shall not constitute a waiver of the Bank's right to demand compensation for any increased costs incurred during any such Interest Period or in any other or subsequent or prior Interest Period.

     2.28 Method of Payment. The Borrower shall make each payment to be made by it hereunder and under the Notes (including, without limitation, all principal, interest and optional and mandatory prepayments), without set-off or counterclaim, not later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States of America and in immediately available funds to the Bank at its principal office set forth on the first page of this Agreement.

     2.29 Business Day. Whenever any payment hereunder or under the Notes shall be stated as due on any day other than a Business Day, the maturity of such payment shall (except as otherwise provided in Section 2.22 hereof) be extended to the next succeeding Business Day and interest and all other fees shall accrue during such extension.

     2.30 Charge. Without in any way limiting any right of offset, counterclaim or banker's lien which the Bank may otherwise have at law, the Borrower hereby irrevocably authorizes and directs the Bank to charge against the Borrower's account or accounts at the Bank an amount or amounts as are due and payable to the Bank hereunder or under the Notes from time to time.

     2.31 Bank Fees.

     (a) The Borrower shall pay to the Bank quarterly, within five (5) Business Days after the Bank has rendered an invoice, and on the Revolving Loan Termination Date, a revolving loan fee equal to (i) 0.05% multiplied by (ii) an amount equal to (A) the Maximum Amount, minus (B) the average daily principal amount of all Advances and Acquisition Advances outstanding during the previous calendar quarter, or, in the case of the fee payable on the Revolving Loan Termination Date, during such shorter period.

     (b) Concurrently herewith, the Borrower has paid to the Bank a Term Loan fee equal to $5,000.

     2.32 Bank's Counsel Fees. Concurrently herewith, the Borrower is reimbursing the Bank for all legal fees and expenses incurred by the Bank in connection with the negotiation and preparation of the Loan Documents, review of pre-closing documents and materials required by the Bank and performance of customary closing and post-closing tasks, which in no event shall exceed $10,000 plus disbursements of the Bank's counsel.

     III. COLLATERAL SECURITY

     3.1 Collateral Security.

     (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations and in order to induce the Bank to enter into this Agreement and, among other things, make the Advances, the Term Loan and the Acquisition Advances to the Borrower as provided herein, the Borrower has, simultaneously herewith, executed and delivered to the Bank the Pledge and Security Agreement.

     (b) All collateral heretofore, herein or hereafter given or granted to the Bank by the Borrower (collectively, the "Collateral"), including without limitation the collateral pledged to the Bank pursuant to the Pledge and Security Agreement, shall secure payment of all of the Obligations. The Bank shall be under no obligation to proceed against any or all of such collateral before proceeding directly against the Borrower or the Guarantors.

     (c) In addition to the foregoing, all of the Obligations shall be secured by the Guaranty Agreement, in accordance with the terms and provisions set forth therein.

     IV. REPRESENTATIONS AND WARRANTIES

     4. In order to induce the Bank to enter into this Agreement and, among other things, make the Advances, the Term Loan and the Acquisition Advances as provided herein, the Borrower, for itself and on behalf of its Subsidiaries, hereby represents, warrants and agrees that:

     4.1 Controlling Shareholders; Subsidiaries. Schedule IV attached hereto sets forth a list of all of the Subsidiaries of the Borrower and the percentage of each class of stock of each such Subsidiary owned by the Borrower and by each other shareholder of such Subsidiary. Other than as set forth on Schedule IV, the Borrower has no Subsidiaries. Except as set forth on Schedule IV, neither the Borrower nor any of its Subsidiaries conducts business, or has conducted business within the five years prior to the date hereof, under any trade name or alternate or fictitious name.

     4.2 Organization; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of the Borrower and each of its Subsidiaries (i) has the full power and authority to own and operate its properties and assets and to carry on the business now conducted by it and (ii) is qualified or authorized to do business and in good standing in all jurisdictions wherein the character of the property owned or the nature of the business conducted by it makes such qualification or authorization necessary, except such jurisdictions in which the lack of qualification or authorization does not materially adversely affect the business, results of operations or financial condition of the Borrower and its Subsidiaries.

     4.3 Authorization of Agreement. The Borrower has full power and authority to execute, deliver and perform any action which may be necessary or advisable to carry out the terms of the Loan Documents to which it is a party; and each Loan Document to which the Borrower is a party has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

     4.4 No Legal Bar. The execution, delivery and performance of the Loan Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance, (ii) conflict with, result in a breach of or constitute a default under (a) the certificate of incorporation or by-laws of the Borrower or any of its Subsidiaries, (b) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (c) any mortgage, lease, material contract or other material agreement or undertaking to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries, or any of their respective properties or assets, may be bound, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or asset now or hereafter acquired by the Borrower or any of its Subsidiaries other than the Liens created by the Loan Documents.

     4.5 Consent. No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery, performance or validity of the Loan Documents by the Borrower and its

Subsidiaries or the transactions contemplated thereby, other than filing of financing statements and like documents in connection with the Liens being granted in favor of the Bank.

     4.6 Compliance With Law. Neither the Borrower nor any of its Subsidiaries is in violation of any applicable law, rule, regulation, statute, ordinance, or any order, judgment, award or decree of any court, governmental authority, bureau or agency, the violation of which might have a materially adverse effect on the business, assets, liabilities, financial condition, results of operation or business prospects of the Borrower and its Subsidiaries.

     4.7 Title to Properties and Assets; Liens. Except for Permitted Liens, the Borrower and its Subsidiaries have good, marketable and legal title to, or a valid leasehold interest in, the properties and assets as reflected on the audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at December 31, 1997, a copy of which was delivered to the Bank, except such properties or assets as have been disposed of by the Borrower or its Subsidiaries subsequent to the date thereof in the ordinary course of business. All of said properties and assets are in good working order. Except as set forth on Schedule V attached hereto, neither the Borrower nor any of its Subsidiaries owns, or has any interest in, any real property. Except for financing statements naming the Bank as secured party, and except as otherwise set forth on Schedule II attached hereto, no financing statement under the Code which names the
Borrower or any of its Subsidiaries as debtor has been filed in any jurisdiction, and neither the Borrower nor any of its Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement in any such jurisdiction.

     4.8 No Default. Neither the Borrower nor any of its Subsidiaries is in default in any material respect in the payment or performance of any of its obligations or in the performance of any mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound, and no Default or Event of Default has occurred and is continuing. Neither the Borrower nor any of its Subsidiaries is in default under any material order, award or decree of any court, arbitrator, or governmental authority binding upon or affecting it or by which any of its properties or assets may be bound or affected, and no such order, award or decree, if any, materially adversely affects the ability of the Borrower or its Subsidiaries to carry on their businesses as presently conducted or to perform their respective obligations under the Loan Documents.

     4.9 No Litigation. Except as set forth on Schedule III attached hereto, no litigation, investigation or proceeding of or before any court, arbitrator or governmental authority is currently pending, nor, to the knowledge of Borrower, threatened, against the Borrower or any of its Subsidiaries, or any of their respective properties and revenues, which, if adversely determined, would materially adversely affect the business, operations, financial condition or results of operations of the Borrower and its Subsidiaries.

     4.10 No Burdensome Restrictions. Neither the Borrower nor any of its Subsidiaries is a party to or bound by any contract or agreement or instrument or subject to any restriction materially and adversely affecting the business, operations, properties or financial or other condition of the Borrower and its Subsidiaries.

     4.11 Tax Returns and Payments. All federal, state and other tax returns of the Borrower and its Subsidiaries required by law to be filed have been duly filed or extensions obtained, and all federal, state and other taxes, assessments and governmental charges or levies upon the Borrower or any of its Subsidiaries, or any of their respective properties, income, profits or assets which are due and payable have been paid or provided for, except such tax returns the non-filing of which, and such taxes the nonpayment of which, would not have a material adverse effect upon the business, assets, liabilities, financial condition, results of operation or business prospects of the Borrower and its Subsidiaries and except for such taxes and assessments which the Borrower or any of its Subsidiaries is disputing in good faith and for which the Borrower or such Subsidiary has established adequate reserves on its books for the payment of such disputed taxes or assessments in accordance with GAAP.

     4.12 Financial Statements. The Borrower has furnished to the Bank a copy of its consolidating and consolidated balance sheet as at December 31, 1997, and the related consolidating and consolidated statements of income, retained earnings and cash flows for the 12 months then ended, as certified by certified public accountants. Such financial statements fairly present the consolidating and consolidated financial position and results of operations and cash flows of the Borrower and the Borrower's Subsidiaries on the date and for the period then ended, in accordance with GAAP, consistently applied throughout the periods involved and show all direct liabilities and all known contingent liabilities of a material nature of the Borrower and the Borrower's Subsidiaries in accordance with GAAP.

     4.13 No Adverse Changes. Since December 31, 1997, no material adverse change has occurred in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries, and no event has occurred or failed to occur which has had or is likely to have a material adverse effect on the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries.

     4.14 ERISA.

     (a) The Borrower and its Subsidiaries are in compliance in all material respects with the applicable provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") and all regulations issued thereunder; and

     (b) No "employee benefit plan", as defined in Section 3 of ERISA, maintained and administered by the Borrower or any of its Subsidiaries (but excluding any multi-employer plan in which any Borrower or any of its Subsidiaries participates but does not administer), as from time to time in effect (the "Plans"), nor any trusts created thereunder, nor any trustee or administrator thereof, has engaged in a "prohibited transaction," as defined in
Section 4975 of the Internal Revenue Code of 1986, which could subject the Borrower or any of its Subsidiaries, any Plan or any such trust, or any trustee or administrator thereof, or any party dealing with any Plan or any such trust to the tax or penalty on prohibited transactions imposed by said Section 4975. Neither any of the Plans nor any such trusts have been terminated, nor has there
been  any  "reportable   event,"  as  defined  in  Section  4043
of ERISA, or "accumulated funding deficiency." Neither the Borrower nor any of its Subsidiaries has incurred any liability to the Pension Benefit Guaranty Corporation.

     4.15 Federal Reserve Regulations. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System). No part of any of the Advances or Acquisition Advances hereunder or proceeds of the Term Loan shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

     4.16 Solvency.

     (a) The present fair saleable value of the assets of the Borrower and each of its Subsidiaries, after giving effect to all the transactions contemplated herein, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Borrower or such Subsidiary as they mature.

     (b) The property of the Borrower and each Subsidiary does not constitute unreasonably small capital for the Borrower or such Subsidiary to carry out its business as now conducted and as proposed to be conducted, including the capital needs of the Borrower or such Subsidiary.

     (c) Neither the Borrower nor any of its Subsidiaries intends to, nor does the Borrower or any of its Subsidiaries believe that it will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower or such Subsidiary, and of amounts to be payable on or in respect of Indebtedness of the Borrower and its Subsidiaries, including the Obligations). The cash available to the Borrower and each of its Subsidiaries after taking into account all other anticipated uses of the cash of the Borrower and its Subsidiaries, is anticipated to be sufficient to pay all such amounts on or in respect of debt of such Borrower and its Subsidiaries when such amounts are required to be paid.

     (d) Neither the Borrower nor any of its Subsidiaries believes that final judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, the Borrower or such Subsidiary will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to the Borrower and its Subsidiaries after taking into account all other anticipated uses of the cash of the Borrower and its Subsidiaries (including the payments on or in respect of the Indebtedness referred to in subsection (c) of this Section 4.16) is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms.

     4.17 Accuracy and Completeness of Information. All information, reports and other papers and data furnished to the Bank were, at the time the same were so furnished, complete and correct in all material respects. No document furnished or statement made to the Bank in connection with the negotiation, preparation or execution of the Loan Documents contains or will contain any untrue statement of fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. No fact is known to the Borrower which has had or may in the future have (so far as the Borrower can reasonably foresee) a materially adverse effect upon the Borrower's or any of its Subsidiaries' business, assets, liabilities, condition, financial or otherwise, or results of operations that has not been set forth in the financial statements furnished to the Bank or other reports or other papers or data otherwise disclosed in writing to the Bank.

     4.18 Permits. The Borrower and each of its Subsidiaries have obtained, and taken all necessary steps to preserve, the franchises, licenses, approvals, certificates of occupancy, permits and other authorizations (collectively, the "Permits") required to conduct its business in accordance with all applicable laws and with all material agreements to which it is subject and has not failed to adhere to the requirements thereof in any material respect. All of the Permits are valid, in good standing and in full force and effect.

     4.19 Year 2000 Compliance. The Borrower and each of its Subsidiaries have taken all reasonable steps to assure that all computer software and hardware used by the Borrower or any of its Subsidiaries in the operation of its business are designed to be used prior to, during, and after the calendar year A.D. 2000, and such software and hardware is intended to operate during each time period without error relating to date data, including without limitation dates on and after January 1, 2000.

     V. COVENANTS

     5. The Borrower covenants and agrees that until all the Obligations have been satisfied and paid in full, the Borrower will comply with the following covenants:

     5.1 Preservation of Existence. The Borrower will do or cause to be done all things necessary to preserve and maintain in full force and effect its and each of its Subsidiaries' corporate existence and all contracts, rights, licenses, permits,  franchises  and trade names which in its  judgment  are  necessary  or useful to the proper conduct of their respective businesses and shall qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except such jurisdictions in which the lack of qualification or authorization does not materially adversely affect the business, results of operations or financial condition of the Borrower or its Subsidiaries. Notwithstanding the foregoing, nothing herein shall be deemed or construed to prohibit the Borrower from causing one or more of its Subsidiaries (whether now owned or hereafter acquired) to merge with or into, or to be consolidated with, one or more of its other Subsidiaries (whether now owned or hereafter acquired); provided that the business operations of the Borrower and its Subsidiaries, as the same were conducted immediately prior to such merger or consolidation, are maintained substantially undisturbed following such merger or consolidation.

     5.2 Nature of Business. The Borrower will not, directly or through its Subsidiaries, engage in any business, other than the ownership of (a) the stock of the Borrower's Subsidiaries and (b) insurance brokerage, underwriting businesses and related businesses.

     5.3 Compliance with Laws. The Borrower will comply, and cause each of its Subsidiaries to comply, with all laws, ordinances, governmental rules and regulations to which it or its properties or assets are, or might become, subject (unless the same shall be contested by the Borrower or any such Subsidiary in good faith and by appropriate proceedings and such contest shall operate to stay any such non-compliance), the noncompliance with which might materially interfere with the performance of its obligations under the Loan Documents to which it is a party or with the proper conduct of its business.

     5.4 Maintenance of Properties. The Borrower will maintain or cause to be maintained in working order and condition, ordinary wear and tear excepted, all of its assets and properties, and all of the assets and properties of each of its Subsidiaries, which are material to the conduct of its business, and from time to time, make or cause to be made all necessary repairs, replacements, additions, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     5.5 Accounting Methods. The Borrower will, and will cause each of its Subsidiaries to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP, make provision in its accounts in accordance with GAAP for reserves for depreciation, obsolescence and amortization and all other proper reserves and accruals which in accordance with GAAP should be established. The Borrower will also cause each of its Insurance Subsidiaries to maintain a system of accounting established and administered in accordance with SAP, keep adequate records and books of account in which complete entries will be made in accordance with SAP, make provision in its accounts in accordance with SAP for reserves for depreciation, obsolescence and amortization and all other proper reserves and accruals which in accordance with SAP should be established.

     5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge promptly (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties or assets before the same shall become delinquent,
(ii) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords, and other similar persons for labor, materials, supplies and rentals which, if unpaid, might by law become a Lien or charge upon its property and
(iii) all of its Indebtedness and other obligations of whatever nature when due (subject, where applicable, to grace periods, normal credit terms and to other forbearance in the ordinary course of business); provided, however, that none of the foregoing need be paid while being contested in good faith and by appropriate proceedings, so long as adequate book reserves have been established in accordance with GAAP with respect thereto and the Borrower's or such Subsidiary's title to, and its right to use, its properties are not materially adversely affected thereby.

     5.7 Visits and Inspections; Field Examinations. The Borrower will permit the Bank and its agents and representatives, at any time during normal business hours, to (i) visit and inspect the premises and the properties of the Borrower and each of its Subsidiaries, (ii) inspect and make extracts from the books and records of the Borrower and each of its Subsidiaries and (iii) discuss with the Borrower's or each Subsidiary's principal officers, employees and independent public accountants any and all matters with respect to the business, assets, liabilities, financial condition, results of operations and business prospects of the Borrower or such Subsidiary. Without limiting the generality of the foregoing, the Bank shall be permitted to conduct periodic field examinations of the Borrower and its Subsidiaries and their respective business and operations in accordance with the Bank's normal and customary practices. So long as any Obligations are outstanding, the Borrower shall pay the Bank a field examination fee in the amount of $600 per person per day, together with the out-of-pocket expenses incurred by the Bank or its representatives in performing such field examinations. Notwithstanding the foregoing, however, the Bank shall not conduct more than two (2) such field examinations in any calendar year unless, in the judgment of the Bank, there exists at any time a reasonable basis to conduct same more frequently.

     5.8  Information  Covenants.   The  Borrower  will  furnish  the  following
information to the Bank for itself and on behalf of its Subsidiaries:

     (i) Annual Financial Statements. As soon as practicable, and, in any case, within 120 days after the end of each fiscal year of the Borrower and its Subsidiaries, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, audited by independent certified public accountants satisfactory to the Bank, whose certificate shall not contain any qualification and shall state that such financial statements have been prepared in accordance with GAAP consistently applied and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances and who shall have authorized the Borrower to deliver such financial statements and certifications thereof to the Bank pursuant to this Agreement. Together with such financial statements, the Borrower shall deliver
(A) a certificate of such accountants (1) stating that in making the examination necessary for the certification of such financial statements they have obtained no knowledge of any Default or Event of Default, or if they shall have obtained knowledge of any such Default or Event of Default, disclosing each such Default and Event of Default and its nature, when it occurred and whether it is continuing and (2) which shall have attached the calculations made which are required to establish whether or not the Borrower and its Subsidiaries were, as of the date of such statements, in compliance with the financial covenants contained in this Agreement and (B) copies of all "management letters" issued to the Borrower or its Subsidiaries by its accountants.

     (ii) Annual SAP Financial Statements. As soon as available, and in any event within 60 days (with respect to unaudited SAP Financial Statements) and 150 days (with respect to audited SAP Financial Statements) following the end of each Insurance Subsidiary's fiscal year (or such earlier date as such are filed with the applicable insurance regulatory authority), copies of the unaudited (if required to be filed with a regulatory authority) and audited SAP Financial Statements for such Insurance Subsidiary, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and accompanied by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Bank, to the effect that the financial statements have been prepared in accordance with SAP (except for changes in application in which such accountants concur) and present fairly in all material respects in accordance with SAP the financial condition of such Insurance Subsidiary as of the end of such fiscal year and the results of its operations for the fiscal year then ended and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances.

     (iii) Quarterly SAP Statements. As soon as available, and in any event within the time period required by the applicable regulatory authority, copies of the unaudited SAP Financial Statements for each quarterly fiscal period of each Insurance Subsidiary, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and certified by the chief executive officer or chief financial officer of such Insurance Subsidiary as presenting fairly in accordance with SAP the financial condition of such Insurance Subsidiary as of the end of such period and results of operations for such period, subject to normal year-end accruals and audit adjustments.

     (iv) SEC Filings. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Sections 13 and 15(d) of the Securities and Exchange Act of 1934, including without limitation Forms 10-Q and 10-K filed by the Borrower.

     (v) Adequacy of Reserves. As soon as practicable, and, in any case, within 60 days after the end of each fiscal year of OLRI, written confirmation of the adequacy of the reserves of OLRI from an independent actuarial firm of recognized standing selected by the Borrower and reasonably acceptable to the Bank.

     (vi) Certificate. At the time the financial statements are furnished pursuant to subsections (i), (ii) and (iii) above, the Borrower shall also furnish a certificate of the chief executive officer or chief financial officer of the Borrower stating that no event has occurred which constitutes a Default or an Event of Default under any of the Loan Documents or if such an event has occurred, disclosing each such event or failure and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower or the Guarantors with respect to such event or failure.

     (vii) Copies of Other Reports.

     (1) From time to time and promptly upon each request, such existing reports and other information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries as the Bank may reasonably request; and

     (2) Within 15 days after the Borrower and its Subsidiaries have filed their federal tax returns each year, a copy of such tax returns.

     (viii) Notice of Litigation and Other Matters. Prompt notice of:

     (1) the commencement of any proceeding or investigation by or before any governmental body and any action or proceeding in any court or before any arbitrator against or in any other way relating adversely to the Borrower or any of its Subsidiaries or any of their respective properties, assets or business, which, in the reasonable judgment of the senior management of the Borrower, if adversely determined, would singly or when aggregated with all other proceedings, investigations or actions, materially and adversely affect the business, results of operations or financial condition of the Borrower or its Subsidiaries;

     (2) any notice received from any administrative official or agency relating to any order, ruling, statute or other law or information which would materially and adversely affect the operations of the Borrower or its Subsidiaries;

     (3) any amendment of the certificate of incorporation or by-laws of any Borrower or its Subsidiaries;

     (4) any material adverse change with respect to the business, assets, liabilities, financial condition or results of operations of the Borrower or its Subsidiaries;

     (5) any Default or Event of Default by the Borrower hereunder or any default under any other material agreement to which the Borrower or any of its Subsidiaries is a party or by which any of their respective properties may be bound; and

     (6) any event which would result in a representation or warranty of the Borrower contained herein being false or incorrect in any material respect if made on and as of the date of occurrence of such event.

     (ix) ERISA

     (a) As soon as possible, and in any event within 30 days after any executive officer of the Borrower or any of its Subsidiaries knows or has reason to know that any reportable event (as defined in Section 4043 of ERISA) with respect to any Plan has occurred, a statement of the chief executive officer setting forth details as to such reportable event and the action that the Borrower or any such Subsidiary proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the Pension Benefit Guaranty Corporation.

     (b) Promptly after receipt thereof, a copy of any notice the Borrower or any of its Subsidiaries may receive from the Pension Benefit Guaranty Corporation relating to the intention of said Corporation to terminate any Plan or to appoint a trustee to administer any Plan.

     5.9 Accuracy and Completeness of Information. The Borrower covenants that all information, reports, statements, and other papers and data furnished to the Bank pursuant to any provision or term of any of the Loan Documents shall be, at the time the same is so furnished, complete and correct in all material respects.

     5.10 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance in such types and amounts as is customarily maintained for companies in similar industries and reasonably acceptable to the Bank.

     5.11 Indebtedness. The Borrower will not, and will not allow any of its Subsidiaries to, create, assume, incur, guarantee or in any manner become liable, contingently or otherwise, in respect of any Indebtedness except for Permitted Indebtedness; provided, however, that the foregoing provision shall not apply if, concurrently with the incurrence of such Indebtedness, the proceeds thereof are applied to the complete satisfaction and payment in full of all Obligations.

     5.12 Liens. The Borrower will not, and will not allow any of its Subsidiaries to, create, assume or incur or cause to be created, assumed or incurred, or permit to exist, any Liens on its properties or assets except for Permitted Liens.

     5.13 Sale of Assets; Merger; Acquisitions.

     (a) The Borrower will not, and will not allow or cause any of its Subsidiaries to (i) sell, transfer, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or (ii) subject to the provisions of Section 5.1 hereof, consolidate with or merge into any other corporation or permit any corporation to merge into it.

     (b) Except for Permitted Acquisitions, the Borrower will not, and will not allow or cause any of its Subsidiaries to, undertake or consummate any Acquisition without the prior written approval of the Bank, which approval may be granted or withheld in the Bank's sole discretion.

     5.14 Guarantees. The Borrower will not, and will not allow or cause any of its Subsidiaries to, guarantee, endorse, become surety for, or otherwise in any way become or be responsible for, the obligations of any other Person whether by agreement to purchase the indebtedness of any other Person, or agreement for the furnishing of funds, directly or indirectly, for the purpose of payment of indebtedness of any other Person, other than in connection with Permitted Indebtedness and endorsements of negotiable instruments for deposit or collection in the ordinary course of its business.

     5.15 Issuance of Stock. Except (a) pursuant to and in accordance with the employee stock option plan of the Borrower in effect as of the date hereof and more fully described on Schedule VI attached hereto, and (b) for issuing securities in an amount which does not exceed fifteen percent (15%) of the shareholders equity of the issuer, the Borrower will not, and will not allow or cause any of its Subsidiaries to, issue to any Person any shares of its capital stock (whether common or preferred) nor any options, subscriptions, warrants, rights, contracts, commitments, understandings or agreements to purchase or otherwise acquire any such shares (including any rights of conversion or exchange) without the prior written consent of the Bank.

     5.16 [Intentionally Omitted].

     5.17 Financial Covenants.

     (a) Minimum Consolidated GAAP Net Worth. The Borrower shall not permit, as of the end of any fiscal quarter, Consolidated GAAP Net Worth of the Borrower and its Subsidiaries to be less than an amount equal to the sum of (a) $30,000,000, plus (b) 50% of the Consolidated Net Income for the fiscal year ending December 31, 1997, plus (c) 50% of any cumulative positive net income (as determined in accordance with GAAP) for each fiscal quarter following the fiscal quarter ending December 31, 1997.

     (b) Minimum Statutory Surplus. The Borrower shall not permit, as of the end of any fiscal quarter, Statutory Surplus of OLRI to be less than an amount equal to the sum of (a) $23,000,000, plus (b) 50% of the Statutory Net Income of OLRI for the fiscal year ending December 31, 1997, after dividends to the Borrower, plus (c) 50% of any cumulative positive Statutory Net Income of OLRI, after dividends to the Borrower, for each fiscal quarter following the fiscal quarter ending December 31, 1997.

     (c) Maximum Premiums to Surplus. The Borrower shall not permit, as of the end of any fiscal quarter, the ratio of Net Premiums Written by OLRI for the immediately preceding four fiscal quarters (ending on such date) to OLRI's Statutory Surplus at the end of such fiscal quarter to be greater than 2.5 to 1.

     (d) Debt Service Coverage Ratio. The Borrower and its Subsidiaries shall at all times maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.

     5.18 OLRI Rating.  The Borrower shall at all times cause OLRI to maintain a
minimum  rating  of  "A-"  as  assigned  in  A.M.   Best's   Insurance   Reports
Property/Casualty Edition.

     5.19 New Subsidiaries. Simultaneously with the creation or Acquisition of each new Subsidiary by the Borrower or one of its Subsidiaries, the Borrower shall, or shall cause the acquiring Subsidiary to, either:

     (a) If permitted by applicable law, cause such new Subsidiary to execute and deliver to the Bank a joinder of guaranty in form and substance satisfactory to the Bank, pursuant to which such new Subsidiary joins in, and becomes a Guarantor under, the Guaranty Agreement with the same effect as if such new Subsidiary had executed and delivered the Guaranty Agreement on the date hereof; or

     (b) If such new Subsidiary is not permitted by applicable law to join in the Guaranty Agreement and such new Subsidiary is an Insurance Subsidiary, (i) execute and deliver to the Bank an amendment to the Pledge and Security Agreement, in form and substance satisfactory to the Bank, pursuant to which the Borrower shall pledge to the Bank all of the capital stock of such new

Subsidiary, and (ii) deliver to the Bank an opinion of local counsel to such new Subsidiary, covering such matters and otherwise in form and substance as shall be reasonably acceptable to the Bank.

     5.20 Out-of Debt Period. For a period of 30 consecutive days commencing no later than the date which is 30 days prior to the Revolving Loan Termination
Date, the Borrower shall reduce its outstanding Advances under the Revolving Loan to, and shall maintain the outstanding balance under the Revolving Loan at, $0.

     5.21 Further Documentation. At any time and from time to time upon the Bank's written request and at the Borrower's sole expense, the Borrower will promptly and duly execute and deliver such further documents and instruments and do such further acts and things as the Bank may reasonably request in order to obtain the full benefits of this Agreement and the Loan Documents and the rights and powers herein and therein granted, including the filing of any financing or continuation statements and amendments thereto under the Code in effect in any jurisdiction and any and all other recording documents with respect to the Liens and security interests granted to the Bank pursuant to the Loan Documents. The Borrower also hereby authorizes the Bank to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument or chattel paper, such note or other instrument or chattel paper shall be immediately pledged to the Bank hereunder, duly endorsed in a manner satisfactory to the Bank and delivered to the Bank.

     5.22 Bank's Appointment as Attorney-in-Fact. To the extent not prohibited by applicable law or by any applicable rule or regulation of the Securities and Exchange Commission or any insurance regulatory authority having jurisdiction over the Borrower:

     (a) The Borrower hereby irrevocably constitutes and appoints the Bank, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Bank's discretion following the occurrence and continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

     (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     (c) The powers conferred on the Bank hereunder are solely to protect the interests of the Bank and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its directors, officers, employees or agents shall be responsible to the Borrower for any act or failure to act, except for its gross negligence or willful misconduct.

     5.23 Performance by Bank of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein, and the Bank, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Bank incurred in connection with such performance or compliance (together with interest thereon at the rate of 5% in excess of the Base Rate) shall be payable by the Borrower to the Bank on demand and shall constitute Obligations secured hereby.

     5.24 Year 2000 Compliance. The Borrower and each of its Subsidiaries shall take all action reasonably necessary to assure that all computer software and hardware used by the Borrower or any of its Subsidiaries in the operation of its business are designed to be used prior to, during, and after the calendar year A.D. 2000, and such software and hardware is intended to operate during each time period without error relating to date data, including without limitation dates on and after January 1, 2000. At the request of the Bank, the Borrower shall provide the Bank with assurance reasonably acceptable to the Bank of the compliance by the Borrower and each of its Subsidiaries with the provisions of this Section.

     VI. CONDITIONS PRECEDENT

     6.1 Initial Conditions Precedent. The obligation of the Bank to make the Term Loan and to make an Advance under the Revolving Note, as of the date hereof, is subject to the condition precedent that the Bank shall have received each and every one of the following on or before the date hereof in form and substance satisfactory to the Bank:

     (a) An originally executed copy of this Agreement and each of the other Loan Documents which are dated the date hereof, and all other documents, instruments and certificates required hereunder and thereunder;

     (b) A copy of the certificate of incorporation and bylaws of the Borrower and each of the Borrower's Subsidiaries, certified as a true copy by the Secretary or an Assistant Secretary of the Borrower or such Subsidiaries, as applicable;

     (c) A good standing certificate issued as of a recent date with respect to the Borrower and each of the Borrower's Subsidiaries by the secretary of state of the state of each such entity's incorporation and each state where such entity is qualified to do business;

     (d) A certificate of the Secretary or an Assistant Secretary of the Borrower and each Existing Guarantor certifying the names and true signatures of the officers of the Borrower and each Existing Guarantor authorized to sign each of the Loan Documents to which the Borrower or each Existing Guarantor is a party;

     (e) A copy of the resolutions approved by the Board of Directors of the Borrower and each Existing Guarantor authorizing the execution, delivery and performance by the Borrower and each Existing Guarantor of each of the Loan Documents to which it is a party, certified as a true copy by the Secretary or an Assistant Secretary of the Borrower or each Existing Guarantor;

     (f)  Written   opinions  of  counsel  to  the  Borrower  and  the  Existing
Guarantors;

     (g)  Written   opinions  of  local   counsel  to  each  of  the   Insurance
Subsidiaries;

     (h) Evidence reasonably satisfactory to the Bank that all filings, recordings and other actions that are necessary or desirable in order to establish and perfect the Bank's security interest in the collateral described in the Pledge and Security Agreement, as a valid perfected first priority security interest shall have been or shall be duly effected, including, without limitation, the filing of financing statements, and the filing or recordation of such other documents as the Bank shall deem necessary or desirable, all in form and substance satisfactory to the Bank, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by the Borrower;

     (i) A letter from the Borrower's actuary, plan administrator or other qualified representative stating that all of the Borrower's Plans are in compliance with ERISA;

     (j) Certified true copies of the financial statements of Old Lyme Insurance Company, Ltd., as filed with the Bermuda Monetary Authority, for fiscal years 1994, 1995 and 1996.

     (k) Such other documents and information as the Bank shall reasonably request, in form and substance satisfactory to the Bank, and all legal matters and documents with respect to the transactions contemplated by this Agreement shall be satisfactory to counsel for the Bank.

     6.2 Conditions Precedent to Additional Advances and Acquisition Advances. The Bank shall have no obligation to make any additional Advance or Acquisition Advance subsequent to the date hereof unless each of the following conditions precedent has been either satisfied or waived prior to or concurrently with the making of such Advance or Acquisition Advance.

     (a) Each of the conditions of Section 6.1 has been satisfied or waived;

     (b) Each of the Loan Documents shall be in full force and effect;

     (c) The representations and warranties of the Borrower set forth herein shall be true and correct as of the date of each Advance or Acquisition Advance as if made on and as of such date;

     (d) In the case of an Acquisition Advance, the Borrower has executed and delivered to the Bank an Acquisition Note and, in the case of a stock Acquisition, the Borrower or the new Subsidiary, as applicable, has complied with the provisions of Section 5.19 hereof;

     (e) No Default or Event of Default has occurred and is continuing as of the date of each Advance or Acquisition Advance;

     (f) There is and has been no material adverse change in the Borrower's or any of the Borrower's Subsidiaries' financial condition, results of operations or otherwise which would, in the judgment of the Bank, impair the Borrower's ability to repay all or any portion of the Notes; and

     (g) No further action, including any filing or recording of any agreement, document or instrument, is necessary to establish and perfect the Bank's Lien and priority in the Collateral.

     Each request for an Advance or Acquisition Advance by the Borrower shall be deemed a representation and warranty by the Borrower that each of the conditions precedent set forth in Sections 6.2(a), (b), (c), (e), (f) and (g) hereof has been satisfied, unless the Bank has waived satisfaction of any such condition in writing prior to or concurrently with the making of such Advances or Acquisition Advances, in which case the representation and warranty of the Borrower will not be deemed to extend to that particular condition.

     VII. EVENTS OF DEFAULT

     7. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental body:

     7.1 The Borrower shall fail to make any payment of principal or interest under the Notes or hereunder on any date when due.

     7.2 If any warranty or representation made by or on behalf of the Borrower or any of its Subsidiaries contained herein or in any of the Loan Documents or in any document furnished in compliance or connection with the Loan Documents is false or incorrect in any material respect when made.

     7.3 The Borrower shall default in the performance or observance of any covenant or agreement contained in this Agreement (which is not the subject of Section 7.1 or 7.2 hereof) and such default shall continue unremedied for 30 days after any officer of the Borrower shall have become aware of such default.

     7.4 If any Event of Default shall occur under any of the other Loan Documents.

     7.5 The Borrower shall (i) default in any payment of the principal of or interest on any Indebtedness (other than the Indebtedness evidenced by the Notes) owing to the Bank, (ii) default in any payment of the principal of or interest on any Indebtedness, which, whether individually or together with all such other Indebtedness as to which a default has occurred, equals or exceeds $250,000 (other than the Indebtedness evidenced by the Notes), beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity and as the result of such default or event such Indebtedness has been accelerated and become due and payable prior to its stated maturity.

     7.6 (i) The Borrower  shall  commence any case,  proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or (iii) above.

     7.7 A final judgment shall be entered against the Borrower by any court for the payment of money which, together with all other outstanding judgments against the Borrower, exceeds $250,000 in the aggregate, which judgment is not fully covered by insurance, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower, which together with other such property subject to other such process, exceeds in value $250,000 in the aggregate and, if within 60 days (10 days if such aggregate amount exceeds $400,000) after the entry, issue or levy thereof, such judgment, warrant or process shall not have been discharged or stayed pending appeal, or, if within 60 days (10 days if such aggregate amount exceeds $400,000) after the expiration of any such stay, such judgment, warrant or process shall not have been discharged.

     7.8 (i) A reportable event (as defined in Section 4043 (b) of Title IV of ERISA) shall have occurred with respect to any "employee benefit plan" (as defined in Section 3 of ERISA) maintained by the Borrower or to any multi-employer plan in which the Borrower participates (collectively, the "Benefit Plans") or any Benefit Plan of the Borrower shall have been voluntarily terminated as provided in Section 4041(a) of ERISA and the guaranteed, nonfunded, nonforfeitable benefits (as such terms are defined in Section 4022 of ERISA) of any such Benefit Plan that has been voluntarily terminated or with respect to which a reportable event has occurred, when included in the financial statements of the Borrower on a pro forma basis as a current liability and as a deduction from net worth, would cause the Borrower to have a negative net worth;
(ii) A trustee shall be appointed by a United States District Court to administer any Benefit Plan; or (iii) the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Benefit Plan.

     7.9 If the Borrower shall cease to own and control 100% of the capital stock of each of its Subsidiaries, or if the Borrower shall commence any action or step with respect to, or shall approve any plan of, any liquidation or dissolution of the Borrower or any of its Subsidiaries, unless provision is otherwise made for the payment in full of the Obligations.

     7.10 If any Guarantor shall terminate or attempt to terminate its obligations under the Guaranty Agreement.

     VIII. REMEDIES

     8.1 Upon the occurrence of an Event of Default set forth in Section 7.6, the Bank shall have no obligation to make any further Advance or Acquisition Advance, and all amounts outstanding (with accrued interest thereon) and all other amounts owing under the Notes and the other Loan Documents shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

     8.2 Upon the occurrence of any other Event of Default, the Bank shall have no obligation to make any further Advance or Acquisition Advance and the Bank may declare all amounts outstanding (with accrued interest thereon) and all other amounts owing to it under the Notes and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

     8.3 Upon the occurrence of any Event of Default:

     (i) All payments received by the Borrower under or in connection with any of the Collateral shall be held by the Borrower in trust for the Bank, shall be segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower be turned over to the Bank, in the same form as received by the Borrower (duly endorsed by the Borrower to the Bank, if required); and

     (ii) Any and all such payments so received by the Bank (whether from the Borrower or otherwise) may, in the sole discretion of the Bank, be held by the Bank as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Bank against, all or any part of the Obligations in such order as the Bank shall determine in its sole discretion. Any balance of such payments held by the Bank and remaining after payment in full of all such Obligations shall be paid over to the Borrower or, if the Bank has knowledge that another Person is lawfully entitled to receive the same, to such other Person.

     8.4 If any Event of Default shall occur, the Bank may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Bank may, without any requirement of notice, setoff any and all amounts owing by the Borrower to it against any deposit account maintained in the Bank by the Borrower or any other property of the Borrower which may now or hereafter be in the Bank's possession or control, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity as aforesaid even though such setoff is not noted on the records of the Bank until a later time.

     8.5 The Borrower also agrees to pay all Bank Costs incurred with respect to the collection of any of the Obligations and the enforcement of any of the Bank's rights hereunder.

     8.6 The Borrower hereby waives (i) presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral, except as otherwise provided herein, (ii) all rights to seek from any court any bond or security prior to the exercise by the Bank of any remedy described herein, (iii) the benefit of all valuation, appraisement and exemption laws and (iv) all rights to demand or to have any marshaling of assets upon any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement.

     8.7 Without limiting the generality of any of the rights and remedies conferred upon the Bank in this Agreement, the Bank may, after the occurrence of an Event of Default and to the full extent permitted by applicable law: (i) take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction; (ii) at the Bank's option, use, operate, manage and control the Collateral in any lawful manner;
(iii) collect and receive all rents, income, revenue, earnings, issues and profits therefrom; and (iv) maintain, repair, renovate, alter or remove the Collateral as the Bank may determine in its sole discretion.

     IX. INDEMNIFICATION

     9.1 Indemnification. The Borrower agrees to pay, reimburse, indemnify and hold harmless, the Bank, its directors, officers, employees, agents and representatives from and against any and all actions, costs, damages, disbursements, expenses (including reasonable attorneys' fees), judgments, liabilities, losses, obligations, penalties and suits of any kind or nature whatsoever with respect to:

     (i) (A) subject to the provisions of Sections 2.31 and 2.32 hereof, the development, preparation and execution of any of the Loan Documents, (B) subject to the provisions of Section 2.31 hereof, the performance and administration of any of the Loan Documents and (C) the enforcement, interpretation, amendment, modification, waiver or consent of any of the Loan Documents;

     (ii) the exercise of any right or remedy granted in any of the Loan Documents, the collection or enforcement of any of the Obligations and the proof or allowability of any claim arising under any of the Loan Documents, whether in any bankruptcy or receivership proceeding or otherwise;

     (iii) any claim of third parties, and the prosecution or defense thereof, arising out of or in any way connected with any of the Loan Documents; and

     (iv) any and all search, recording and filing fees and taxes, and any and all liabilities with respect thereto, or resulting from any delay in paying stamp and other taxes, if any, which may be payable or determined to be payable in connection with the Loan Documents.

     Notwithstanding the foregoing, the Bank shall not be entitled to any indemnification with respect to its own gross negligence or willful misconduct.

     X. MISCELLANEOUS

     10.1 Notice. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and hand delivered, sent by certified mail, return receipt requested or reputable overnight courier providing a receipt against delivery or faxed (so long as, concurrently with sending a notice by fax, a party also sends the notice by any other means permitted hereunder) to the respective parties, as follows:

         Bank:             Summit Bank
                           250 Moore Street
                           2nd Floor
                           Hackensack, New Jersey  07601
                           Attention:  Ms. Lisa Cohen
                           Telecopy:  (201) 488-6185

                              - with a copy to -

                           Wolff & Samson
                           5 Becker Farm Road
                           Roseland, New Jersey 07068
                           Attention:  Laurence M. Smith, Esq.
                           Telecopy:  (973) 740-1407

         Borrower:         Kaye Group Inc.
                           122 East 42nd Street
                           New York, New York  10168
                           Attention:  Michael P. Sabanos
                           Telecopy:  (212) 867-0368

                              - with a copy to -

                           Kaye Group Inc.
                           122 East 42nd Street
                           New York, New York  10168
                           Attention:  Ivy Fischer, Esq.
                           Telecopy:  (212) 856-9458

or to such changed address as may be fixed by notice. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received by the party to whom properly addressed, the written receipt by any employee of any such party constituting sufficient evidence of such receipt.

     10.2 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     10.3 Survival of Agreements. All agreements, representations and warranties made herein, and in any certificates delivered pursuant hereto, shall survive the execution and delivery of this Agreement and the Notes and the making the Term Loan and of any Advances and Acquisition Advances.

     10.4 Amendment. No modification, amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower shall in any event be effective unless the same shall be in writing and signed by the party granting such modification, amendment or waiver, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     10.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement, the Notes or the other Loan Documents without the prior written consent of the Bank, which may be granted or withheld by the Bank in its sole and absolute discretion. This Agreement, the Notes and the other Loan Documents may be endorsed, assigned or transferred in whole or in part by the Bank, and any such holder or assignee of the same shall succeed to and be possessed of the rights and powers of the Bank under all of the same to the extent transferred and assigned. The Bank may grant participations in all or any portion of its interest in the indebtedness evidenced by the Notes, and in such event the Borrower shall continue to make payments due under the Notes to the Bank and the Bank shall have the sole responsibility of allocating and forwarding such payments in the appropriate manner and amounts.

     10.6 Severability. In case any one or more of the provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     10.7 Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts and all such counterparts taken together shall constitute one and the same original instrument.

     10.8 Governing Law; No Third Party Rights. This Agreement, the Notes and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the law of the State of New Jersey.

This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Agreement.

     10.9 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. AFTER CONSULTATION WITH COUNSEL, THE BORROWER AND THE BANK HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY AND ALL LITIGATION INVOLVING THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THE BORROWER AND THE BANK HEREBY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE NEW JERSEY SUPERIOR COURT AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY IN ANY LITIGATION ARISING HEREUNDER. THE BORROWER HEREBY IRREVOCABLY APPOINTS IVY FISCHER, ESQ. (WHOSE ADDRESS IS 30 FAIRFIELD STREET, MONTCLAIR, NEW JERSEY 07042) AS ITS AGENT FOR PURPOSES OF RECEIVING SERVICE OF PROCESS IN ANY SUCH LITIGATION AND FURTHER AGREES THAT SERVICE OF ANY SUCH PROCESS MAY BE EFFECTED, IN ADDITION TO ANY OTHER MEANS PERMITTED BY THE APPLICABLE RULES OF COURT, BY MAILING SUCH PROCESS CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR BY REPUTABLE OVERNIGHT COURIER PROVIDING A RECEIPT AGAINST DELIVERY TO SUCH AGENT OR TO THE BORROWER.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 KAYE GROUP INC.



                                 By:
                                     --------------------------------
                                     Michael P. Sabanos
                                     Senior Vice President
                                     & Chief Financial Officer


                                 SUMMIT BANK



                                 By:
                                     --------------------------------
                                     Lisa Cohen, Vice President

 .

                              Schedules and Exhibit

                                       to

                                 Loan Agreement

                                 by and between

                                 Kaye Group Inc.

                                       and

                                   Summit Bank

                          -----------------------------

                                    Schedules
                                    ---------


Schedule I        -        Permitted Indebtedness

Schedule II       -        Permitted Liens

Schedule III      -        Pending or Threatened Litigation

Schedule IV       -        Subsidiaries

Schedule V        -        Real Property

Schedule VI       -        Employee Stock Option Plan





                                     Exhibit
                                     -------

Exhibit A         -        Form of Acquisition Note

                                    EXHIBIT A

                            FORM OF ACQUISITION NOTE

$
 -----------------                                          --------------------
                                                                          [Date]


     FOR VALUE RECEIVED, the undersigned, KAYE GROUP INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on or before _______________________ (the "Maturity Date"), to the order of SUMMIT BANK, a banking institution of the State of New Jersey (the "Bank"), at the office of the Bank located at 250 Moore Street, Hackensack, New Jersey 07601, or at such other location as the Bank shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of $___________________. This Note is being executed and delivered by the Borrower to the Bank pursuant to Section 2.11 of that certain Loan Agreement dated June 24, 1998 between the Borrower and the Bank (the "Agreement"). Terms defined in the Agreement shall have the same meanings when used herein.

     The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at a rate or rates per annum as provided in the Agreement.

     The principal of and interest on this Note shall be payable at the times, and in the manner, provided in the Agreement.

     The Borrower shall pay to the Bank a late charge (the "Late Charge") in an amount equal to five percent (5%) of any payment which is more than ten (10) days in arrears to cover the extra expense involved in handling delinquent payments, but in no event shall any Late Charge be less than $25 or more than $2,500. The term "payments" shall be construed to include principal, interest, fees and any other amount due under the terms of this Note or any of the other Loan Documents. Acceptance by the Bank of payment of a Late Charge shall in no way be construed to be an election of remedies or waiver by the Bank of any of its rights at law or under the terms of any of the Loan Documents.

     Subject to Section 2.25 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with the provisions of the Agreement.

     This Note is secured by the Collateral described in the Agreement, the Pledge and Security Agreement and the other Loan Documents, and is guaranteed by the Guarantors pursuant to the Guaranty Agreement.

     The Bank may declare this Note to be immediately due and payable if any of the following events shall have occurred and be continuing:

     (1) Failure by the Borrower to make any payment of principal or interest under this Note on any date when due; or

     (2) An Event of Default shall have occurred under the Agreement or any of the other Loan Documents.

     Upon the occurrence of any Event of Default, the Bank may, in addition to such other and further rights and remedies as provided by law or under any of the Loan Documents, (i) collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to three (3%) percent in excess of the Base Rate, (ii) setoff such amount against any deposit account maintained in the Bank by the Borrower, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity even though such setoff is not noted on the records of the Bank until a later time and (iii) hold as security any property heretofore or hereafter delivered into the custody, control or possession of the Bank or any entity acting as agent for the Bank by any person liable for the payment of this Note.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon default, the Borrower agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Bank, its successors or assigns.

     Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank limiting the maximum rate of interest which may be charged or collected by the Bank.

     The Borrower and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

     This Note is binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

     This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned has caused this Acquisition Note to be duly executed by its authorized officers as of the day and year above written.


                                 KAYE GROUP INC.


                                 By:
                                     --------------------------------
                                      Name:
                                      Title:

STATE OF                   :
                                  ss.
COUNTY OF                  :

     I CERTIFY that on _______________________,  ___________________  personally appeared before me and that this person acknowledged under oath, to my satisfaction, that:

     (a) this person is the _______________ of KAYE GROUP INC., the corporation named in the attached document;

     (b) this person executed and delivered the attached document as the voluntary act and deed of the corporation; and

     (c)  this  person  was   authorized  by  the  board  of  directors  of  the
          corporation to execute and deliver the attached document on behalf of the corporation.



                                  ------------------------------
                                  Notary Public

                               GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT is made June 24, 1998 by KAYE INSURANCE ASSOCIATES, INC., a Delaware corporation, KAYE CORPORATION OF CONNECTICUT, a Delaware corporation, KAYE ADMINISTRATORS CORP., a Delaware corporation, KAYE SERVICES CORP., a Delaware corporation, KAYE-WESTERN INSURANCE & RISK SERVICES, INC., a Delaware corporation and PROGRAM BROKERAGE CORPORATION, a Delaware corporation, each having an address c/o Kaye Group Inc., 122 East 42nd Street, New York, New York 10168 (collectively, the "Guarantors"), in favor of SUMMIT BANK, a New Jersey banking institute having an address at 250 Moore Street, Hackensack, New Jersey 07601 (the "Bank").

                                    RECITALS

     A. Concurrently herewith, the Bank and Kaye Group Inc. (the "Borrower") are entering into a Loan Agreement (the "Loan Agreement") pursuant to which the Bank is making available to the Borrower, on the terms and conditions contained therein, (i) a revolving loan in the principal amount of up to $4,500,000 and
(ii) a term loan in the principal amount of $5,000,000 (collectively, the "Loans").

     B. Pursuant to the Loan Agreement, and to evidence the Loans, (i) the Borrower is concurrently herewith executing and delivering to the Bank a Revolving Note in the maximum principal amount of $4,500,000, (ii) the Borrower is concurrently herewith executing and delivering to the Bank a Term Note in the original principal amount of $5,000,000 and (iii) the Borrower may in the future execute and deliver to the Bank one or more Acquisition Notes to evidence Acquisition Advances made or to be made under the Loan Agreement (the notes referred to in (i), (ii) and (iii) above, together with all modifications thereto or substitutions therefor, are hereinafter collectively referred to as the "Notes").

     C. As a condition to entering into the Loan Agreement and making the Loans to the Borrower pursuant thereto, the Bank has required that each of the Guarantors guarantee to the Bank the payment and performance of the obligations of the Borrower under the Loan Agreement, the Loans, the Notes and the other Loan Documents.

     D. Each Guarantor is a wholly owned subsidiary of the Borrower, which shall loan a portion of the proceeds of the Loans to the Guarantors, and as such each Guarantor will derive direct and immediate benefits from the making of the Loans by the Bank to the Borrower.

     NOW, THEREFORE, in order to induce the Bank to enter into the Loan Agreement and make the Loans as aforesaid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors do hereby agree for the benefit of the Bank as follows:


                                    ARTICLE I

     1.1 Definitions. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

     1.2 Joint and Several Liability. Any agreement, promise, undertaking, representation or warranty of the Guarantors set forth in this Guaranty and in any document or certification executed and delivered by the Guarantors in connection with this Guaranty shall be deemed to have been made and given jointly and severally by each of the Guarantors, and each reference herein to the Guarantors shall be deemed to be a reference to each Guarantor individually and/or collectively, as may be necessary for the Bank to obtain the full benefit of this Guaranty and the rights and powers herein granted.

     1.3 Guaranty. The Guarantors hereby irrevocably and unconditionally guarantee to the Bank the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, including, without limitation, all principal, interest (including post-petition interest in the event the Borrower files or has filed against it a petition in bankruptcy) and other amounts payable under the Loan Agreement or the Notes.

     1.4 Guaranty Unconditional. The obligations of the Guarantors hereunder are irrevocable, absolute, and unconditional, irrespective of the value, genuineness, validity, regularity, or enforceability of any Loan Document or any term or provision thereof or of any other document relating to the Obligations or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     1.5 Consent. The Guarantors hereby consent that any or all of the following actions may be taken or things done without notice to the Guarantors and without affecting the liability of the Guarantors under this Guaranty:

     (a) The time for performance of or compliance with any of the Obligations may be accelerated or extended or such performance or compliance may be waived by the Bank (including, without limitation, the renewal, extension, acceleration, or other change in time of payment, or other terms of, the Obligations such as an increase or decrease in the rate of interest thereon);

     (b) Any of the acts referred to in the terms of the Loan Documents may be performed, including without limitation, the making of Advances or Acquisition Advances from time to time;

     (c) The terms of any of the Obligations or any term or condition in any Loan Document may be amended by the Borrower and the Bank for the purpose of adding any provisions thereto or changing in any manner the rights of the Bank or of the Borrower thereunder;

     (d) Any collateral which has been granted or may hereafter be granted by the Borrower to the Bank to secure all or any part of the Obligations, including without limitation, the collateral described in the Loan Agreement or in the Pledge and Security Agreement (the "Bank Collateral"), may be exchanged, surrendered, or otherwise dealt with, and the Bank's interest thereunder may be released and may or may not be perfected, all as the Bank in its sole discretion may determine;

     (e) The Bank may apply any of the aforesaid Bank Collateral to the Obligations and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as the Bank may in its sole discretion determine (in accordance with the terms and conditions of the relevant Loan Documents with respect thereto), all without affecting the liability of the Guarantor hereunder; and

     (f) The Bank may take any action or permit or waive any action or inaction on the part of any party with respect to the Obligations and any Bank Collateral or other security granted in connection therewith, all without affecting the liability of the Guarantor hereunder.

     1.6 The Bank Collateral. The Guarantors acknowledge that their obligations hereunder will not be affected by (i) the Bank's failure to properly create a lien on or security interest in the Bank Collateral, (ii) the Bank's failure to create or maintain a priority with respect to the lien on, or security interest purported to be created in, the Bank Collateral or (iii) any act or omission of the Bank (whether negligent or otherwise) which adversely affects the Bank's purported security interest in the Bank Collateral or lien thereon or the priority of such security interest or lien.

     1.7 Tolling of Statute of Limitations. The Guarantors agree that any payment of any of the Obligations or other acts which shall toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Guarantors' liability hereunder.

     1.8 Waiver. The Guarantors hereby expressly waive diligence, presentment, demand for payment, protest, the benefit of any statute of limitations affecting the Borrower's liability under any Loan Document or the enforcement of this Guaranty, the benefit of any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty, the incurring of the Obligations or notice of any Default or Event of Default under the Loan Documents, and any requirement that the Bank exhaust or enforce any right, power or remedy or proceed against the Borrower, the Bank Collateral or any other security for, or any other guarantor of, or any other party liable for, any of the Obligations. The Guarantors specifically agree that it will not be necessary or required, and the Guarantors shall not be entitled to require, that the Bank file suit or proceed to assert or obtain a claim for personal judgment against the Borrower for the Obligations or to make any effort at collection or enforcement of the Obligations from the Borrower or foreclose against or seek to realize upon the Bank Collateral or any other security now or hereafter existing for the Obligations or this Guaranty or file suit or proceed to obtain or assert a claim for the Obligations or make any effort at collection of the Obligations from any such party or exercise or assert any other right or remedy to which the Bank is or may be entitled in connection with the Obligations or any security or guarantee relating thereto or assert or file any claims against the assets of the Borrower or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantors hereunder.

     1.9 Certain Rights. The Bank may pursue its rights and remedies under this Guaranty and shall be entitled to payment hereunder notwithstanding (i) any other guarantee by any other party of all or any part of the Obligations, (ii) any action taken by the Bank to enforce any of its rights or remedies under such other guarantee or any security agreement, mortgage or deed of trust, or (iii) any payment received under such other guarantee or any security agreement, mortgage or deed of trust. In pursuing its rights under this Guaranty or any other Loan Document, the Bank need not join the Guarantors in any suit against the Borrower or join the Borrower or any other guarantors in any suit against the Guarantor. The Guarantors waive any right to require the Bank to give notice of terms, time, and place of any public or private sale of any Bank Collateral or any other security granted in connection with the Obligations or to comply with any other provisions of Section 9-504 of the Uniform Commercial Code.

     1.10 Continuing Guaranty. This Guaranty shall be a continuing guaranty and any other guarantor or guarantors of all or a portion of the Obligations may be released without affecting the liability of the Guarantors hereunder.

     1.11 Subrogation. Unless and until the Obligations have been paid and performed in full, (a) no payment hereunder by the Guarantors shall entitle the Guarantors by subrogation to the rights of the

Bank or any other guarantor of any of the Obligations or otherwise to any payment by the Borrower or out of the Borrower's property and (b) the Guarantors waive any right to enforce any remedy of the Bank which the Bank now or may hereafter have against the Borrower, any other guarantor or any other person and waive any benefit of, or any right to participation in, any security whatsoever now or hereafter held by or granted to the Bank, including, but not limited to, any rights which the Guarantors may have by reason of any rights, powers, or remedies of the Borrower in connection with any anti-deficiency or similar laws limiting or qualifying the Obligations.

     1.12 Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver, or modification of any of the Obligations or the release or discharge of the Borrower from the performance of any of the Obligations shall release or discharge the Guarantors from this Guaranty.

     1.13 Insolvency. The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, or receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting the Borrower or the disaffirmance of any Loan Document in any such proceeding shall not release or discharge the Guarantors from this Guaranty.

     1.14 Further Payments. The Guarantors further agree to pay forthwith, upon demand, all costs and expenses (including reasonable attorneys' fees) incurred or expended by the Bank in connection with this Guaranty and the enforcement thereof.


                                   ARTICLE II

     2.1 Representations and Warranties. In order to induce the Bank to enter into the Loan Agreement and to make the Loans to the Borrower contemplated thereby, each of the Guarantors hereby represents and warrants to the Bank as follows:

     (a) To the extent same relate to or concern the Guarantors, each of the representations and warranties contained in the Loan Agreement are hereby
incorporated  herein  by  reference,   and  each  Guarantor  hereby  makes  such
representations and warranties to and for the benefit of the Bank as if such representations and warranties were set forth at length herein.

     (b) Without limiting the generality of the foregoing, each Guarantor represents and warrants that (i) such Guarantor has the full power and authority to execute, deliver and perform any action which may be necessary or advisable to carry out the terms of this Guaranty, and (ii) this Guaranty has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

     2.2 Covenants. Each Guarantor covenants and agrees that until all the Obligations have been satisfied and paid in full and the Bank has no further obligation to extend credit to the Borrower under the Loan Agreement, the Guarantors will comply with the following covenants:

     (a) The Guarantors shall pay dividends to the Borrower and otherwise take such actions within their power to enable the Borrower to fully perform and observe all of the covenants, agreements and obligations of the Borrower under each of the Loan Documents to which the Borrower is a party.

     (b) For as long as any of the Obligations are outstanding, no Guarantor shall transfer, assign or otherwise dispose of any material asset other than in a bona fide, arm's length transaction.


                                   ARTICLE III

     3. Event of Default. The occurrence of any Event of Default under the Loan Agreement, the Notes or any of the other Loan Documents shall constitute an Event of Default hereunder.


                                   ARTICLE IV

     4. Remedies. Upon the occurrence of an Event of Default or in the event that any portion of the Obligations shall have been declared due and payable (whether at the stated maturity, by acceleration or otherwise), the Bank may, in addition to all other rights and remedies as may be available at law or in equity or under the terms of any of the Loan Documents and without demand of performance or other demand, advertisement or notice of any kind, immediately set off any or all of the Obligations against any property of the Guarantors which may now or hereafter be in the Bank's possession or control, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of such Event of Default even though such setoff is not noted on the records of the Bank or the Bank until a later time. The Guarantors shall be liable for the deficiency if the proceeds of any sale or other disposition of any Bank Collateral are insufficient to pay all amounts to which the Bank is entitled hereunder, including the fees of any attorneys employed by the Bank to collect such deficiency.


                                    ARTICLE V

     5.1 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     5.2 Amendment. No modification, amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Bank and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     5.3 Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the parties hereto, all future holders of the Obligations and their respective successors and assigns.

     5.4 Severability. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     5.5 Governing Law; No Third Party Rights. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey. This Guaranty is solely for the benefit of the Bank and its successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Guaranty.

     5.6 Counterparts. This Guaranty may be executed by the parties hereto in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

     5.7 Subordination of Loans. Any loans now existing or hereafter made by the Guarantors to the Borrower are hereby subordinated to the repayment in full of all of the Obligations. The provisions of this Section 5.7 shall survive the termination of this Guaranty.

     5.8 Waiver of Jury Trial; Consent to Jurisdiction. AFTER CONSULTATION WITH COUNSEL, EACH GUARANTOR, IN CONNECTION WITH ANY LITIGATION RELATING TO THIS GUARANTY OR THE LOANS, HEREBY IRREVOCABLY (i) WAIVES ITS RIGHT TO A TRIAL BY JURY, (ii) CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW JERSEY, (iii) WAIVES ALL DEFENSES, INCLUDING WITHOUT LIMITATION, FORUM NON CONVENIENS, TO EITHER OF THE AFORESAID COURTS ASSERTING PERSONAL JURISDICTION OVER SUCH GUARANTOR AND (iv) APPOINTS IVY FISCHER, ESQ. (WHOSE ADDRESS IS 30 FAIRFIELD STREET, MONTCLAIR, NEW JERSEY 07042) AS ITS AGENT FOR PURPOSES OF RECEIVING SERVICE OF PROCESS IN ANY SUCH LITIGATION. In any such litigation, each Guarantor hereby agrees that service of process may be effected by mailing such process to its agent, at such agent's address or to such Guarantor at the address set forth on page 1 of this Guaranty or such other address as such Guarantor shall have provided the Bank in writing, by reputable overnight courier providing a receipt against delivery or by certified mail, return receipt requested.

     IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Guaranty as of the day and year first above written.


                                          KAYE INSURANCE ASSOCIATES, INC.


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer











                       [Signatures continued on next page]

                  [Signatures continued from previous page]



                                          KAYE CORPORATION OF
                                          CONNECTICUT


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer

                                          KAYE ADMINISTRATORS CORP.


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer

                                          KAYE SERVICES CORP.


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer

                                          KAYE-WESTERN INSURANCE &
                                          RISK SERVICES, INC.


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer


                                          PROGRAM BROKERAGE
                                          CORPORATION


                                          By:
                                               -------------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer

                          PLEDGE AND SECURITY AGREEMENT


     THIS PLEDGE AND SECURITY AGREEMENT is dated June 24, 1998 by KAYE GROUP INC., a Delaware corporation having an address of 122 East 42nd Street, New York, New York 10168 (the "Borrower") in favor of SUMMIT BANK, a banking institution of the State of New Jersey having an address at 250 Moore Street, Hackensack New Jersey 07601 (the "Bank").

                                    RECITALS

     A. The Borrower is the record and beneficial owner of (i) all of the issued and outstanding shares of capital stock of Old Lyme Insurance Company of Rhode Island, Inc., a Rhode Island corporation ("OLRI"), (ii) all of the issued and outstanding shares of capital stock of Old Lyme Insurance Company, Ltd., a Bermuda corporation ("OLB") and (iii) all of the issued and outstanding shares of capital stock of Claims Administration Corporation, a Delaware corporation ("CAC").

     B. Concurrently herewith, the Borrower and the Bank are entering into a Loan Agreement (the "Loan Agreement") pursuant to which the Bank is making available to the Borrower, on the terms and conditions contained therein, (i) a revolving loan in the principal amount of up to $4,500,000 and (ii) a term loan in the principal amount of $5,000,000 (collectively, the "Loans").

     C. Pursuant to the Loan Agreement, and to evidence the Loans, (i) the Borrower is concurrently herewith executing and delivering to the Bank a Revolving Note in the maximum principal amount of $4,500,000, (ii) the Borrower is concurrently herewith executing and delivering to the Bank a Term Note in the original principal amount of $5,000,000 and (iii) the Borrower may in the future execute and deliver to the Bank one or more Acquisition Notes to evidence Acquisition Advances made or to be made under the Loan Agreement (the notes referred to in (i), (ii) and (iii) above, together with all modifications thereto or substitutions therefor, are hereinafter collectively referred to as the "Notes").

     D. As a condition to entering into the Loan Agreement and making the Loans to the Borrower pursuant thereto, and in order to secure the Obligations of the Borrower to the Bank under the Loan Agreement, the Loans, the Notes, the other Loan Documents or otherwise, the Bank has required that the Borrower grant to the Bank a pledge of and security interest in all of the Pledged Stock (as hereinafter defined), all on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement shall have such defined meanings when used herein.

     2. Pledge. As collateral security for the prompt and complete payment when due of the Obligations, together with any and all expenses which may be incurred by the Bank in collecting any or all of the Obligations or enforcing any of its rights under this Agreement, the Borrower hereby pledges, assigns, hypothecates and transfers to the Bank, and grants the Bank a first lien on and security interest in, (a) the stock representing all of the issued and outstanding shares of OLRI, together with all proceeds of the foregoing, (b) the stock representing all of the issued and outstanding shares of OLB, together with all proceeds of the foregoing and (c) the stock representing all of the issued and outstanding shares of CAC, together with all proceeds of the foregoing (all of the stock described in the foregoing clauses (a), (b) and (c) being herein collectively referred to as the "Pledged Stock"). Concurrently herewith, the Borrower is delivering to the Bank certificates representing all of the Pledged Stock, together with appropriate undated stock powers duly executed in blank.

     3. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization or formation of a new Subsidiary), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock, or otherwise, the Borrower shall accept the same as the Bank's agent, hold the same in trust on behalf of and for the benefit of the Bank and deliver the same forthwith to the Bank in the exact form received, with the indorsement of the Borrower when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Bank, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to the Bank to be held as additional collateral security for the Obligations; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Bank to be held by it as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Borrower shall, until paid or delivered to the Bank, be held by the Borrower in trust as additional collateral security for the Obligations.

     4. Collateral. All property at any time pledged with the Bank hereunder and all income therefrom (other than the cash dividends permitted pursuant to Section 5 below) and proceeds thereof, including without limitation the Pledged Stock, are herein collectively sometimes called the "Collateral".

     5. Cash Dividends; Voting Rights. Unless a Default or an Event of Default under the Loan Agreement shall have occurred and be continuing and to the extent permitted under the terms of the Loan Agreement, the Borrower shall be entitled to receive all cash dividends paid in respect of the Pledged Stock, to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or the value thereof or be inconsistent with or violate any provision of this Agreement, the Loan Agreement or any of the other Loan Documents. After a Default or an Event of Default has occurred and is continuing, the Bank shall be entitled to receive all cash dividends and distributions and to vote the Pledged Stock.

     6. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by the Bank hereunder may, if an Event of Default has occurred and is continuing, without prior notice, be registered in the name of the Bank or its nominee, and the Bank or its nominee may thereafter, without prior notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if the Bank or its nominee were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of the

Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or the Bank of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. Notwithstanding the foregoing, the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     7. Remedies. In the event that the Obligations shall be declared due and payable (whether at the stated maturity, by acceleration or otherwise), the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived or released. After deducting all reasonable costs and expenses of every kind incurred in connection with any collection, recovery, receipt, appropriation, realization or sale (collectively, a "Sale") or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and expenses, the Bank shall apply the net proceeds of such Sale to the payment in full of the Obligations, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law need the Bank account for the surplus, if any, to the Borrower. The Borrower agrees that the Bank need not give more than ten
(10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies of a secured party under the Code. The Borrower shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and all expenses, including, without limitation, attorneys' fees and costs, which may be incurred by the Bank in collecting any or all of the Obligations and enforcing its rights hereunder.

     8. Representations, Warranties and Covenants of the Borrower. The Borrower represents and warrants that: (a) the Borrower owns one hundred (100%) percent of the Pledged Stock; (b) the Borrower is legal record and beneficial owner of, and has good and marketable title to, the Pledged Stock, subject to no Lien, except the Lien created by this Agreement; (c) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable; (d) there are no outstanding subscriptions, options, warrants, rights, calls, contracts, commitments, understandings or agreements to purchase or otherwise acquire or relating to the issuance of any shares or other securities of OLRI, OLB or CAC; (e) the pledge, assignment and delivery of the Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Borrower which would include the Pledged Stock; and (f) the Pledged Stock is evidenced by the certificates described on Exhibit A, and there are no other Stock Certificates outstanding for any other shares of the capital stock of OLRI, OLB or CAC. The Borrower covenants and agrees that the Borrower will defend the Bank's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all Persons whomsoever; and covenants and agrees that the Borrower will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the Bank's right thereto and security interest therein.

     9. No Disposition, etc. The Borrower shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will the Borrower create, incur or permit to exist any Lien with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the Lien provided for by this Agreement. The Borrower shall not vote to enable any issuer to, and will not otherwise permit any issuer to, issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock.

     10. Registration. (a) The Borrower recognizes that the Bank may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Bank shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

     (b) The Borrower further agrees to do or cause to be done all such other reasonable acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, order, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense, but excluding registration of the Pledged Stock under the Securities Act. The Borrower further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Bank, and the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agree that each and every covenant contained in this Section 10 shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Loan Agreement.

     11. Further Assurances. At any time and from time to time upon the written request of the Bank, the Borrower shall execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.

     12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless executed and delivered in accordance with the provisions of Section 15 hereof, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     14. Notices. All notices, demands, requests and other communications provided for or permitted under this Agreement shall be in writing and shall be delivered to the parties hereto by certified mail, return receipt requested, overnight courier or hand delivery to the addresses set forth above and shall be deemed effective upon receipt.

     15. Waivers, Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be waived, altered, modified, terminated or amended except by an instrument in writing, duly executed by the Bank. This Agreement and all obligations of the Borrower hereunder shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed and delivered on the day and year first above written.


                                          KAYE GROUP INC.


                                          By:
                                               ----------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer

                                    EXHIBIT A

                                 PLEDGED STOCK:

                                     Type and No.               Certificate
          Company                     of Shares                     No.
          -------                     ---------                     ---

          OLRI                100,000 Shares Class A Preferred       13

          OLRI                200,000 Shares Common                  12

          OLB                 100,000 Shares Common                  69

          CAC                 100 Shares Common                       4

                                    TERM NOTE


$5,000,000                                                         June 24, 1998


     FOR VALUE RECEIVED, the undersigned, KAYE GROUP INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on or before June 24, 2002 (the "Term Loan Maturity Date"), to the order of SUMMIT BANK, a banking institution of the State of New Jersey (the "Bank"), at the office of the Bank located at 250 Moore Street, Hackensack, New Jersey, or at such other location as the Bank shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of $5,000,000. This Note is being executed and delivered by the Borrower to the Bank pursuant to Section 2.16 of that certain Loan Agreement dated the date hereof between the Borrower and the Bank (the "Agreement"). Terms defined in the Agreement shall have the same meanings when used herein.

     The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at a rate or rates per annum as provided in the Agreement.

     The principal of and interest on this Note shall be payable at the times, and in the manner, provided in the Agreement.

     The Borrower shall pay to the Bank a late charge (the "Late Charge") in an amount equal to five percent (5%) of any payment which is more than ten (10) days in arrears to cover the extra expense involved in handling delinquent payments, but in no event shall any Late Charge be less than $25 or more than $2,500. The term "payments" shall be construed to include principal, interest, fees and any other amount due under the terms of this Note or any of the other Loan Documents. Acceptance by the Bank of payment of a Late Charge shall in no way be construed to be an election of remedies or waiver by the Bank of any of its rights at law or under the terms of any of the Loan Documents.

     Subject to the provisions of Section 2.25 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with the provisions of the Agreement.

     This Note is secured by the Collateral described in the Agreement, the Pledge and Security Agreement and the other Loan Documents, and is guaranteed by the Guarantors pursuant to the Guaranty Agreement.

     The Bank may declare this Note to be immediately due and payable if any of the following events shall have occurred and be continuing:

     (1) Failure by the Borrower to make any payment of principal or interest under this Note on any date when due; or

     (2) An Event of Default shall have occurred under the Agreement or any of the other Loan Documents.

     Upon the occurrence of any Event of Default, the Bank may, in addition to such other and further rights and remedies as provided by law or under any of the Loan Documents, (i) collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to three (3%) percent in excess of the Base Rate, (ii) setoff such amount against any deposit account maintained in the Bank by the Borrower, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity even though such setoff is not noted on the records of the Bank until a later time and (iii) hold as security any property heretofore or hereafter delivered into the custody, control or possession of the Bank or any entity acting as agent for the Bank by any person liable for the payment of this Note.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon default, the Borrower agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Bank, its successors or assigns.

     Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank limiting the maximum rate of interest which may be charged or collected by the Bank.

     The Borrower and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

     This Note is binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

     This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned has caused this Term Note to be duly executed by its authorized officers as of the day and year above written.


                                      KAYE GROUP INC.


                                      By:  /s/ Michael P. Sabanos
                                           ------------------------------
                                           Michael P. Sabanos
                                           Senior Vice President
                                           & Chief Financial Officer

                                 REVOLVING NOTE


$4,500,000                                                         June 24, 1998


     FOR VALUE RECEIVED, the undersigned, KAYE GROUP INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on or before July 31, 1999 (the "Revolving Loan Termination Date"), to the order of SUMMIT BANK, a banking institution of the State of New Jersey (the "Bank"), at the office of the Bank located at 250 Moore Street, Hackensack, New Jersey, or at such other location as the Bank shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $4,500,000 or (ii) so much thereof as shall have been advanced (the "Advances") by the Bank to the Borrower pursuant to that certain Loan Agreement dated the date hereof between the Borrower and the Bank (the "Agreement"). Terms defined in the Agreement shall have the same meanings when used herein.

     The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at a rate or rates per annum and at such times as are provided in the Agreement.

     The Borrower shall pay to the Bank a late charge (the "Late Charge") in an amount equal to five percent (5%) of any payment which is more than ten (10) days in arrears to cover the extra expense involved in handling delinquent payments, but in no event shall any Late Charge be less than $25 or more than $2,500. The term "payments" shall be construed to include principal, interest, fees and any other amount due under the terms of this Note or any of the other Loan Documents. Acceptance by the Bank of payment of a Late Charge shall in no way be construed to be an election of remedies or waiver by the Bank of any of its rights at law or under the terms of any of the Loan Documents.

     Subject to the provisions of Section 2.25 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with the provisions of the Agreement.

     All payments made hereunder shall be applied: first, to any fees or other charges owing to the Bank hereunder; second, to accrued and unpaid interest; and third, to the outstanding principal balance hereof. Notwithstanding the foregoing, upon the occurrence of an Event of Default, the Bank may apply payments received hereunder in such manner as it shall determine in its sole and absolute discretion.

     This Note is secured by the Collateral described in the Agreement, the Pledge and Security Agreement and the other Loan Documents, and is guaranteed by the Guarantors pursuant to the Guaranty Agreement.

     The Bank may declare this Note to be immediately due and payable if any of the following events shall have occurred and be continuing:

     (1) Failure by the Borrower to make any payment of principal or interest under this Note on any date when due; or

     (2) An Event of Default shall have occurred under the Agreement or any of the other Loan Documents.

     Upon the occurrence of any Event of Default, the Bank may, in addition to such other and further rights and remedies as provided by law or under the Agreement or any of the other Loan Documents, (i) collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to three (3%) percent in excess of the Base Rate, (ii) setoff such amount against any deposit account maintained in the Bank by the Borrower, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity even though such setoff is not noted on the records of the Bank until a later time and (iii) hold as security any property heretofore or hereafter delivered into the custody, control or possession of the Bank or any entity acting as agent for the Bank by any person liable for the payment of this Note.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon default, the Borrower agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Bank or its successors or assigns.

     Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank limiting the maximum rate of interest which may be charged or collected by the Bank.

     The Borrower and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

     This Note is binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

     This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be duly executed by its authorized officers as of the day and year above written.

                                          KAYE GROUP INC.


                                          By:  /s/ Michael P. Sabanos
                                               -----------------------------
                                               Michael P. Sabanos
                                               Senior Vice President
                                               & Chief Financial Officer



                                      -2-